                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                          ASHLAND OIL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         BOARD OF DIRECTORS OF ASHLAND OIL, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        $125
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        Preliminary Proxy
        ------------------------------------------------------------------------
     3) Filing Party:
        Board of Directors of Ashland Oil, Inc.
        ------------------------------------------------------------------------
     4) Date Filed:
        November 16, 1994
        ------------------------------------------------------------------------

                               Ashland Oil, Inc.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 26, 1995

TO OUR SHAREHOLDERS:

    The Annual Meeting of Shareholders of Ashland Oil, Inc., a Kentucky corporation ("Ashland"), will be held on Thursday, January 26, 1995, at 10:30 A.M., Eastern Standard Time, at the Ashland Petroleum Executive Office Building, 2000 Ashland Drive, Russell, Kentucky, and at any adjournment thereof, for the purpose of acting upon the following matters as well as such other business as may properly come before the Annual Meeting or any adjournment thereof:

        (1) to elect six directors to Class III;

        (2) to ratify the appointment of Ernst & Young as independent auditors for fiscal year 1995;

        (3) to amend Ashland's Second Restated Articles of Incorporation to change Ashland's name to Ashland Inc.

        (4)  to approve the 1995 Performance Unit Plan (copy attached as Exhibit
    A);

        (5) to approve the Incentive Compensation Plan for Key Executives (copy attached as Exhibit B);

        (6)  to approve the Deferred Compensation Plan (copy attached as Exhibit
    C); and

        (7) if presented at the Annual Meeting, to act upon a shareholder proposal to request the Board of Directors to take steps necessary to require that at future elections of directors all directors be elected annually.

    Only shareholders of record at the close of business on November 28, 1994 will be entitled to vote at the Annual Meeting or any adjournment thereof.

    In order that your stock may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it promptly in the accompanying envelope. If you attend the Annual Meeting, you may vote in person even though you have previously sent in your proxy card.

                                          By Order of the Board of Directors,

                                              THOMAS L. FEAZELL,
                                            SENIOR VICE PRESIDENT,
                                               GENERAL COUNSEL
                                                AND SECRETARY
Russell, Kentucky
December 5, 1994

                               Ashland Oil, Inc.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 26, 1995

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ashland Oil, Inc. ("Ashland" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, January 26, 1995, at 10:30 A.M., Eastern Standard Time, at the Ashland Petroleum Executive Office Building, 2000 Ashland Drive, Russell, Kentucky, and at any adjournment thereof, for the purposes set forth in the accompanying Notice. It is expected that this Proxy Statement and the accompanying proxy card will be mailed to shareholders commencing on or about December 5, 1994.


    Only the holders of Ashland's Common Stock of record at the close of business on November 28, 1994 will be entitled to vote at the Annual Meeting. At that date there were 60,754,474 shares of Ashland Common Stock outstanding. Each shareholder is entitled to one vote for each share of Ashland Common Stock held by him or her on the record date. Cumulative voting applies in the election of directors. Under cumulative voting, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast this total number of votes for any one nominee or distribute the total number of votes, in any proportion, among as many nominees as the shareholder desires. The presence in person or by proxy of shareholders holding a majority of the shares of Ashland Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in the computation of the number of shares of Ashland Common Stock that are present for purposes of determining the presence of a quorum.


    Whole shares of Ashland Common Stock credited to the account of a participant in Ashland's Dividend Reinvestment Plan will be voted in accordance with the proxy card returned by the participant to Ashland. The voting of shares of Ashland Common Stock under Ashland's employee benefit plans is discussed under "Stock Ownership of Certain Persons."

    Ashland's address is Ashland Oil, Inc., 1000 Ashland Drive, Russell, Kentucky 41169.

                         ITEM I. ELECTION OF DIRECTORS

    The Board of Directors currently consists of seventeen directors, divided into three classes. The number of directors to be elected at the 1995 Annual Meeting is fixed at six. The directors who are nominated for election as Class III directors by the shareholders at the 1995 Annual Meeting are Messrs. Blanton, Butler, Fitzgerald, Hall, Jackson and Vandeveer.

    All the nominees were recommended by the Nominating Committee of the Board for election. All nominees with the exception of Mr. Jackson were elected by the shareholders at the 1992 Annual Meeting for a three-year term. Mr. Jackson was elected by the Board of Directors on May 19, 1994 to fill a vacancy on the Board. With the exception of Messrs. Vandeveer and Fitzgerald, the nominees, if elected, will hold office for a three-year term expiring in 1998. Under the Board's current retirement policy, it is anticipated that Messrs. Vandeveer and Fitzgerald will retire after serving one and two years, respectively, of their three-year terms. Under Ashland's By-laws, a director elected to fill a vacancy on the Board serves until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

    Shareholders voting at the Annual Meeting may not vote for more than the number of nominees listed in the Proxy Statement. Under Ashland's By-laws, those nominees receiving the greatest number of votes, up to the number of directors to be elected, shall be elected directors. It is the intention of the persons named in the enclosed proxy card (Messrs. John R. Hall and Paul W. Chellgren), unless otherwise instructed in any form of proxy, to vote FOR the election of the six nominees. Such persons may also vote such shares cumulatively for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable. The Nominating Committee of the Board has no reason to believe that any of the nominees will not be available for election as directors.

                        NOMINEES FOR CLASS III DIRECTORS
                            (Term expiring in 1998)

                  JACK S. BLANTON
    (PHOTO)       Mr.  Blanton, 67, is  Chairman of the Board  of Houston Endowment, Inc.
                  and President  of Eddy  Refining Company  in Houston,  Texas. He  is  a
                  Director  of Baker Hughes Incorporated, Burlington Northern, Inc., Pogo
                  Producing  Co.,  Southwestern  Bell  Corporation  and  Texas   Commerce
                  Bancshares,  Inc. He has served as a Director of Ashland since 1988 and is Chairman of the Audit Committee and a member of the Public Policy  -
                  Environmental Committee of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY.............................................. 28,396(1)(2)
                  SAMUEL C. BUTLER
    (PHOTO)       Mr.  Butler, 64, is a Partner of  Cravath, Swaine & Moore, Attorneys in
                  New York, New York.  He is a Director  of GEICO Corporation,  Millipore
                  Corporation  and United  States Trust Corporation.  He has  served as a
                  Director of Ashland  since 1970 and  is a member  of the Personnel  and
                  Compensation Committee and Audit Committee of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY.......................................7,909(1)(2)(3)(4)(5)
                  COMMON STOCK UNITS............................................28,320(6)
                  EDMUND B. FITZGERALD
    (PHOTO)       Mr.  Fitzgerald, 68, is the Managing Director of Woodmont Associates in
                  Nashville, Tennessee. From 1985 to 1990,  he served as Chairman of  the
                  Board of Directors and Chief Executive Officer of Northern Telecom Ltd.
                  He  is a Director of Becton, Dickinson & Co. and G.T.I. Corporation. He
                  has served as a Director of Ashland  since 1990 and is a member of  the
                  Audit and Finance Committees of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY................................................5,000(1)(7)

                  JOHN R. HALL
    (PHOTO)       Mr. Hall, 62, is Chairman of the Board of Directors and Chief Executive
                  Officer  of Ashland, positions he has held since 1981. He is a Director of Banc  One  Corporation,  The  Canada  Life  Assurance  Company,  CSX
                  Corporation,  Humana Corporation and  Reynolds Metals Company  and is a
                  member of the American Petroleum Institute Executive Committee. He  has
                  served as a Director of Ashland since 1968.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY...........................................350,598(1)(4)(8)
                  MANNIE L. JACKSON
    (PHOTO)       Mr.  Jackson, 54, recently retired as Corporate Officer and Senior Vice
                  President of marketing  and administration for  Honeywell Inc. He  will remain  a consultant  with Honeywell,  Advisor to  the Chairman,  and a member of Honeywell's Southern Africa subsidiary's Board of  Directors.
                  He  is  majority  owner  and  Chairman  of  the  Harlem  Globetrotters,
                  International. He  serves on  the Board  of Advisors  of Florida  A&M's
                  Entrepreneurial  Development Center, Howard  University Business School
                  and the Humphrey  Institute at  the University  of Minnesota.  He is  a
                  Director  of Jostens, Inc. He has served as a Director of Ashland since
                  May 1994 and is a member of the Audit and Public Policy - Environmental
                  Committees of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY..................................................1,000 (7)
                  COMMON STOCK UNITS...............................................483(6)
                  JAMES W. VANDEVEER
    (PHOTO)       Mr. Vandeveer, 69, is an oil and  gas producer in Dallas, Texas. He  is
                  Chairman  of the Board  of Directors of Vantex  Enterprises, Inc. and a
                  Director of Peak National Bank. He has served as a Director of  Ashland since  1964 and is a member of the Nominating and Finance Committees of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY.........................................15,832(1)(2)(4)(9)
                  COMMON STOCK UNITS............................................44,175(6)

                          CONTINUING CLASS I DIRECTORS
                            (Term expiring in 1996)

                  THOMAS E. BOLGER
    (PHOTO)       Mr. Bolger, 67, is a Director  and Chairman of the Executive  Committee
                  of  the Board of Directors  of Bell Atlantic Corporation, Philadelphia,
                  Pennsylvania. He also served as Chairman  of the Board of Directors  of that  company  from 1984  to  1989. He  is  a Trustee  of  The National
                  Geographic Society. He has served as  a Director of Ashland since  1987 and  is  Chairman of  the Personnel  and  Compensation Committee  and a
                  member of the Finance Committee of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY................................................4,200(1)(2)
                  COMMON STOCK UNITS............................................12,391(6)
                  FRANK C. CARLUCCI
    (PHOTO)       Mr. Carlucci, 64, is Chairman of The Carlyle Group in Washington,  D.C.
                  He  was Secretary of Defense of the  United States of America from 1987 to 1989. He is a Director  of Bell Atlantic Corporation, CB  Commercial
                  Real  Estate Group,  Inc., Connecticut  Mutual Life  Insurance Company,
                  General Dynamics Corporation, Kaman Corporation, Neurogen  Corporation,
                  Northern  Telecom Ltd.,  Quaker Oats  Company, SunResorts,  Ltd., Texas
                  Biotechnology Corporation,  Upjohn  Company and  Westinghouse  Electric
                  Corporation.  He has served as a Director  of Ashland since 1989 and is
                  Chairman of the Nominating Committee and a member of the Personnel  and
                  Compensation Committee of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY.............................................3,391(1)(2)(5)
                  COMMON STOCK UNITS.............................................8,363(6)
                  JAMES B. FARLEY
    (PHOTO)       Mr.  Farley,  64, is  the retired  Chairman  of Mutual  Of New  York, a position held  from  1989 until  early  1993. Previously  he  had  been
                  President  of that company from 1988 to 1990. He is presently a Trustee of Mutual  of  New  York  and  a  Director  of  The  Promus  Companies,
                  Incorporated.  He has served as a Director of Ashland since 1984 and is a member of the Nominating and Public Policy - Environmental Committees
                  of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY................................................3,400(1)(2)
                  COMMON STOCK UNITS.............................................3,690(6)

                  JAMES R. RINEHART
    (PHOTO)       Mr. Rinehart, 64, is  a business and labor  consultant in Hiram,  Ohio.
                  From  1987  to 1988  he  served as  Executive  Vice President  of Hiram
                  College.  He  previously  served  as  the  Chairman  of  the  Board  of
                  Directors,  President and  Chief Executive  Officer of  Clark Equipment
                  Company from 1981 to 1986. He has served as a Director of Ashland since
                  1985 and is a  member of the Finance  and Nominating Committees of  the
                  Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY................................................3,200(1)(2)
                  W. L. ROUSE, JR.
    (PHOTO)       Mr.  Rouse, 62,  is an  investor in  Lexington, Kentucky.  He served as
                  Chairman of  the  Board of  Directors,  President and  Chief  Executive
                  Officer  of First Security Corporation in Lexington, Kentucky from 1982 to 1992. He is a Director  of Kentucky American Water Company and  K.U.
                  Energy.  He is a member  of the Audit and  Nominating Committees of the
                  Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY............................................6,000(1)(2)(10)
                  COMMON STOCK UNITS.............................................9,927(6)

                         CONTINUING CLASS II DIRECTORS
                            (Term expiring in 1997)


                  PAUL W. CHELLGREN
    (PHOTO)       Mr. Chellgren, 51, is President and Chief Operating Officer of Ashland,
                  positions he has held since 1992. He held the positions of Senior  Vice
                  President  and Chief Financial Officer of Ashland from 1988 to 1992 and
                  Group Operating Officer from 1980 to 1988. He is a Director of  Ashland
                  Coal,  Inc. He has served as a Director  of Ashland since 1992 and is a member of the Finance and  Public Policy - Environmental Committees  of
                  the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY..............................................235,626(1)(8)

                  RALPH E. GOMORY
    (PHOTO)       Mr. Gomory, 65, is President of Alfred P. Sloan Foundation in New York,
                  New  York. He was  Senior Vice President for  Science and Technology of
                  International Business Machines Corporation (IBM) from 1985 to 1989. He is a Director  of The Bank  of New York,  LEXMARK International,  Inc.,
                  Polaroid  Corp. and  The Washington  Post Company.  He has  served as a
                  Director of Ashland since 1989 and is a member of the Audit and  Public
                  Policy - Environmental Committees of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY................................................4,000(1)(7)
                  PATRICK F. NOONAN
    (PHOTO)       Mr.  Noonan,  52,  is Chairman  of  the  Board of  Directors  and Chief
                  Executive Officer of The Conservation  Fund in Arlington, Virginia.  He
                  is a Director of American Farmland Trust, International Paper, and Saul
                  Centers,  Inc. and is a Trustee  of The National Geographic Society. He
                  has served as a Director of Ashland  since 1991 and is Chairman of  the
                  Public  Policy  - Environmental  Committee and  a  member of  the Audit
                  Committee of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY................................................2,000(1)(7)
                  COMMON STOCK UNITS...............................................795(6)
                  JANE C. PFEIFFER
    (PHOTO)       Mrs.  Pfeiffer,   62,  is   a  management   consultant  in   Greenwich,
                  Connecticut.  She  is  a  Director  of  Bio-Technology  General  Corp.,
                  International Paper  Company  and J.  C.  Penney Company,  Inc.  and  a
                  Trustee  of Mutual Of New York. She has served as a Director of Ashland since 1982 and is a member of the Personnel and Compensation  Committee and  the  Public  Policy  - Environmental  Committee  of  the  Board of
                  Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY.............................................4,738(1)(2)(5)
                  MICHAEL D. ROSE
    (PHOTO)       Mr. Rose,  52, is  Chairman of  the Board  of Directors  of The  Promus
                  Companies,  Incorporated. Prior to April 1994,  Mr. Rose also served as
                  Chief Executive Officer  of that  company. He  is a  Director of  First
                  Tennessee National Corporation and General Mills, Inc. He has served as a  Director  of  Ashland since  1988  and  is Chairman  of  the Finance
                  Committee and a member of  the Personnel and Compensation Committee  of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY................................................3,200(1)(2)
                  COMMON STOCK UNITS.............................................8,529(6)

                  DR. ROBERT B. STOBAUGH
    (PHOTO)       Dr.  Stobaugh, 67,  is a  Professor at  the Harvard  Business School in
                  Boston, Massachusetts.  He  is  a Director  of  American  International
                  Petroleum  Corp. and National Convenience Stores, Inc. He has served as a Director of Ashland since 1977 and is a member of the Nominating  and
                  Finance Committees of the Board of Directors.
                  SHARES OF ASHLAND COMMON STOCK OWNED
                  BENEFICIALLY................................................5,000(1)(2)
                  COMMON STOCK UNITS............................................11,545(6)

- ------------------------
  (1) Includes shares of Ashland Common Stock with respect to which each of the individuals has the right to acquire beneficial ownership within 60 calendar days after October 1, 1994 through the exercise of stock options: as to Mr. Chellgren, 198,750 shares; Mr. Hall, 286,250 shares; and as to all other directors except Mr. Jackson, 1,000 shares each.

  (2) Includes 2,000 shares of Restricted Common Stock of Ashland as to which the director has voting power.

  (3) Includes 3,880 shares owned in trust for the benefit of Mr. Butler.

  (4) Includes the following shares of Ashland Common Stock as to which the respective persons disclaim any beneficial ownership: Mr. Butler, 750 shares owned by his wife, Mr. Hall, 1,000 shares owned by his wife, and Mr. Vandeveer, 97 shares owned by his wife.

  (5) Includes shares of Ashland Common Stock held under the Ashland Dividend Reinvestment Plan which provides participants with voting power with respect to such shares.

  (6) Common Stock Units held under the directors' deferred compensation plan. These Stock Units are payable in cash or stock at the director's election upon termination of service from the Board.

  (7) Includes 1,000 shares of Restricted Common Stock of Ashland as to which the director has voting power.

  (8) Includes shares of Ashland Common Stock held under Ashland's Employee Thrift Plan and/or Leveraged Employee Stock Ownership Plan which provide participants with voting and investment power with respect to such shares.

  (9) Includes the following shares of Ashland Common Stock as to which Mr. Vandeveer disclaims any beneficial ownership: a life interest in a trust, of which he is co-trustee, entitling him to income from 10,834 shares of Ashland Common Stock and 1,901 shares of Ashland Common Stock held in a trust for which he is co-trustee.

 (10) Includes 2,000 shares of Ashland Common Stock as to which Mr. Rouse has both voting and investment power by virtue of a power of attorney.


    Shares shown above for each nominee and continuing director indicate beneficial ownership at October 1, 1994. No nominee or continuing director owns beneficially more than .58% of any class of Ashland stock.


    Except as otherwise indicated, the nominees and continuing directors have held the principal occupations described above during the past five years.

BOARD OF DIRECTORS

    The standing committees of the Board of Directors are the Nominating Committee, Audit Committee, Personnel and Compensation Committee, Public Policy
- - Environmental Committee and Finance Committee. During fiscal 1994, seven meetings of the Board of Directors were held. The Nominating Committee met three times, the Audit Committee met three times, the Personnel and Compensation Committee met five times, the Public Policy - Environmental Committee met two times and the Finance Committee met two times. Each director attended at least 75% of the total meetings of the Board and the Committees on which they served. Overall attendance at Board and Committee meetings was 96%.

    THE NOMINATING COMMITTEE is responsible for recommending nominees for membership to the Board of Directors. Current members of the Committee are Mr. Carlucci (Chairman), Mr. Farley, Mr. Rinehart, Mr. Rouse, Dr. Stobaugh and Mr. Vandeveer.

    Nominees for directors are selected on the basis of recognized achievements and their ability to bring various skills and experience to the deliberations of the Board. The Committee will consider candidates recommended by other directors, employees and shareholders. Written suggestions for candidates to serve as directors should be sent to the Secretary of Ashland at Ashland Oil, Inc., 1000 Ashland Drive, Russell, Kentucky 41169. Ashland's By-laws require that written notice of a shareholder's intention to nominate any person for election as a director at a meeting of shareholders must be received by the Secretary of Ashland not later than (i) 90 days in advance of such meeting (provided that if the annual meeting of shareholders is held earlier than the last Thursday in January, such notice must be given within 10 days after the first public disclosure, which may include any public filing with the Securities and Exchange Commission, of the date of the annual meeting), and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. The notice must contain: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of Ashland entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director if so elected. The chairman of any meeting of shareholders to elect directors and the Board may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. No shareholder nominations have been received by Ashland for the January 26, 1995 Annual Meeting.

    THE AUDIT COMMITTEE is responsible for recommending the selection of Ashland's independent auditors, the audit fees and the services provided by the independent auditors, reviewing the scope and findings of external and internal audits and reviewing the adequacy of Ashland's policies, procedures and internal controls. Current members of the Committee are Mr. Blanton (Chairman), Mr. Butler, Mr. Fitzgerald, Mr. Gomory, Mr. Jackson, Mr. Noonan and Mr. Rouse.

    THE PERSONNEL AND COMPENSATION COMMITTEE is responsible for approving salaries of all corporate officers of Ashland and all awards and participation under Ashland's incentive plans. It recommends the establishment of policies dealing with compensation, position evaluations and personnel engagements, transfers and terminations. In addition, it administers various Ashland employee compensation plans and oversees Ashland's welfare and retirement and savings plans, including the contribution levels, selection of investment managers, determination of investment guidelines and the review of their performances. Current members of the Committee are Mr. Bolger (Chairman), Mr. Butler, Mr. Carlucci, Mrs. Pfeiffer and Mr. Rose.

    THE PUBLIC POLICY-ENVIRONMENTAL COMMITTEE is responsible for the oversight of policies, programs and practices in relation to public issues affecting Ashland and the oversight of Ashland's environmental, health and safety compliance policies, programs and practices. Current members of the Committee are Mr. Noonan (Chairman), Mr. Blanton, Mr. Chellgren, Mr. Farley, Mr. Gomory, Mr. Jackson and Mrs. Pfeiffer.

    THE FINANCE COMMITTEE is responsible for reviewing Ashland's fiscal policies, financial and capital structure and its current and contemplated financial requirements and evaluating significant financial matters and decisions such as capital structure, dividend action, offerings of corporate stock and debt securities and major borrowings. Current members of the Committee are Mr. Rose (Chairman), Mr. Bolger, Mr. Chellgren, Mr. Fitzgerald, Mr. Rinehart, Dr. Stobaugh and Mr. Vandeveer.

COMPENSATION OF DIRECTORS

    Directors who are employees of Ashland are not compensated for service on the Board or its Committees. Non-employee directors receive an annual retainer of $30,000, $1,000 for each Board meeting attended, $1,000 per year for each Committee assignment ($2,000 if Chairperson) and $1,000 for each Committee meeting attended ($2,000 if Chairperson). Non-employee members of the Board may additionally receive compensation at the rate of $1,000 per day for services for special assignments as designated by the Chief Executive Officer from time to time.

    Pursuant to the Ashland Oil, Inc. Deferred Compensation and Stock Incentive Plan (the "Directors' Plan") previously approved by Ashland's shareholders, non-employee directors may receive their directors' fees in cash or Ashland Common Stock and may defer receipt until termination of service. Deferred amounts may earn income based either on the prime rate of interest or on a hypothetical investment in Ashland Common Stock ("Stock Units"), or a combination of both, at the director's election. Upon termination of service, deferred amounts (together with accrued earnings, if any) may be received in cash or Ashland Common Stock, or a combination of both, in a lump sum or installments at the director's election. Upon a "change of control" of Ashland (as defined in the Directors' Plan), each participating director will receive an automatic cash distribution of all amounts in such director's account.

    Under the Directors' Plan, each year following the Annual Meeting, each non-employee director will be granted an option to purchase 1,000 shares of Ashland Common Stock at an exercise price equal to the fair market value of the stock on the date of grant if the return on common shareholders' equity of Ashland for the preceding fiscal year is equal to or greater than 10%.

    Pursuant to stock incentive plans previously approved by Ashland's shareholders, upon becoming a director of Ashland, each non-employee director receives an award of 1,000 shares of Restricted Stock of Ashland (the "initial award"). In addition, each non-employee director has received or will receive an award of 1,000 shares of Restricted Stock of Ashland upon the later of January 31, 1994 or the fifth anniversary of his or her initial award (the "subsequent award"). As a condition to any award, the director is required to pay to Ashland an amount equal to the par value of the shares of Restricted Stock awarded to him or her. The Restricted Stock may not be sold, assigned, transferred or otherwise encumbered until the earliest to occur of: (a) normal retirement from the Board at age 70; (b) the death or disability of such director; (c) a 50% change in the beneficial ownership of Ashland; or, also in the case of a subsequent award, (d) voluntary early retirement to take a position in governmental service. In the case of voluntary resignation or termination of the director for any reason prior to the events described above, the grant of Restricted Stock to such director will be forfeited.

    Each non-employee director who retires at age 70, or earlier if the director has at least five years of continuous service, is eligible to participate in a director retirement plan for non-employee directors. Under this plan, upon retirement at age 70 with at least ten years of continuous service as a director of Ashland, the director will receive the annual retainer in effect on his or her date of retirement, for life. Upon retirement at age 70 with less than ten years of continuous service as a director of Ashland, or upon retirement as a result of permanent or total disability, the director will receive, at his or her election, either (1) for life, an amount equal to 10% of the annual retainer in effect on the date of his or her retirement multiplied by the number of years of continuous service as a director of Ashland, or (2) 100% of the annual retainer in effect on the date of his or her retirement for a number of years equal to the number of years of continuous service as a director of Ashland. Upon retirement prior to age 70, the director will receive, commencing at age 65, the amount of the annual retainer in effect on the date of his or her retirement for a number of years equal to the number of years of continuous service as a director of Ashland. Ashland's obligations under this plan have been funded with an initial deposit of $810,436 with the First National Bank of Louisville, Kentucky which is serving as trustee.

    Ashland maintains a Director Death Benefit Program for non-employee directors. Under this program, Ashland will pay a one-time $50,000 death benefit to the designated beneficiary of each active or retired director of Ashland who was not an employee of Ashland on the date of his or her death.

    Directors of Ashland participate in the Directors' Charitable Award Program. Pursuant to the program, Ashland has purchased joint life insurance contracts in the amount of $1 million on each incumbent director. Upon the death of a director, Ashland will donate an amount equal to $1 million to one or more charitable organizations recommended by the director. The donations are funded with the proceeds Ashland receives from the joint life insurance contracts. Directors derive no financial benefit from the program since all charitable deductions accrue solely to Ashland.

    The Board of Directors of Ashland considers stock ownership in the Company by management to be of utmost importance. Such ownership enhances management's commitment to the future of the Company and further aligns management's interests with those of Ashland's shareholders. In keeping with this philosophy, in fiscal 1993 the Board established minimum stock ownership guidelines for directors and certain executive officers. These guidelines require directors to own Ashland Common Stock having a value of at least five times their annual retainer. Each director will have five years to reach this ownership level. For further information as to these guidelines as they pertain to Ashland's executive officers, see the Personnel and Compensation Committee Report on Executive Compensation in this Proxy Statement.

STOCK OWNERSHIP OF CERTAIN PERSONS

    The following table shows as of October 1, 1994, certain information regarding those persons known by Ashland management to be the owners of more than 5% of Ashland's outstanding Common Stock and the beneficial ownership of each class of Ashland equity securities by each of the executive officers named under "Executive Compensation" and all directors and executive officers as a group.


                                                                     AMOUNT AND
                                                                      NATURE OF            PERCENT
                                                         CLASS OF    BENEFICIAL              OF
                                                           STOCK      OWNERSHIP           CLASS(5)
                                                        -----------  -----------          ---------
Society National Bank.................................       Common  12,497,227 (1)         20.6   %
  127 Public Square
  Cleveland, Ohio 44114
James R. Boyd.........................................       Common     138,996 (2)(3)
John A. Brothers......................................       Common     187,781 (2)(3)
Paul W. Chellgren.....................................       Common     235,626 (2)(3)
David J. D'Antoni.....................................       Common     100,449 (2)(3)
John R. Hall..........................................       Common     350,598 (2)(3)(4)
All directors and executive
 officers as a group..................................       Common   1,927,283              3.2   %
                                                          Preferred         200

- ------------------------
(1) Society National Bank ("Society") has advised Ashland that as of October 1, 1994, it was the record owner of 12,497,227 shares of Ashland Common Stock or 20.6% of the shares of Ashland Common Stock outstanding on such date. Society has advised Ashland that these shares include 2,805,653 shares held by it as trustee under the Ashland Employee Thrift Plan ("Thrift Plan"), 9,644,699 shares held by it as trustee under the Ashland Leveraged Employee Stock Ownership Plan ("LESOP"), and 21,393 shares held by it as trustee under the SuperAmerica Hourly Associates Savings Plan ("SA Plan"). Society has informed Ashland that with regard to the proposals, it will vote shares held for the accounts of participants in the Thrift Plan and SA
     Plan  in accordance with instructions received from participants and, if no instructions are  received,  Society will  vote  such shares  in  the  same proportion  as  shares  for  which  instructions  are  received  from other participants in those  plans. Further,  Society has  informed Ashland  that with  regard to the proposals, it will vote shares allocated to the account of a participant in the LESOP in accordance with instructions received from
     such  participant  and,  if  the   participant  has  not  provided   voting
     instructions,  or  where  the  shares  have not  yet  been  allocated  to a
     participant's  account,  Society  will  vote  those  shares  in  the   same
     proportion  as  shares  for  which  instructions  are  received  from other participants in the LESOP. Society  has advised Ashland that the  remaining
     25,482 shares of Ashland Common Stock held by it as of October 1, 1994 were held by it in a variety of fiduciary capacities.

(2)  Includes  shares  of Ashland  Common  Stock held  under  Ashland's Employee
     Thrift Plan and/or Leveraged Employee Stock Ownership Plan which provide participants with voting and investment power with respect to such shares.

(3)  Includes  shares of Ashland Common Stock with  respect to which each of the individuals has  the  right  to  acquire  beneficial  ownership  within  60 calendar  days after October 1, 1994 through the exercise of stock options:
     as  to  Mr.  Boyd,  112,750  shares;  Mr.  Brothers,  163,750  shares;  Mr.
     Chellgren,  198,750  shares; Mr.  D'Antoni,  66,000 shares;  and  Mr. Hall,
     286,250 shares.

(4) Includes the following shares of Ashland Common Stock as to which the respective person disclaims any beneficial ownership: Mr. Hall, 1,000 shares owned by his wife.

(5) Other than as indicated, share ownership does not exceed one percent of the class so owned.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table is a summary of compensation information for each of the last three fiscal years ended September 30, 1994, 1993, and 1992 for the Chief Executive Officer and each of the other four most highly compensated executive officers at September 30, 1994.

                           SUMMARY COMPENSATION TABLE


                                                                                                 LONG-TERM
                                                                                                COMPENSATION
                                                                                           ----------------------
                                                          ANNUAL COMPENSATION
                                               -----------------------------------------    AWARDS      PAYOUTS
                                                                             OTHER         --------   -----------
                                                                             ANNUAL        OPTIONS       LTIP          ALL OTHER
     NAME AND PRINCIPAL POSITION        YEAR     SALARY     BONUS(1)    COMPENSATION(2)      (#)      PAYOUTS(3)    COMPENSATION(4)
- -------------------------------------   ----   ----------   ---------   ----------------   --------   -----------   ---------------
John R. Hall                            1994   $  797,262   $ 836,741   $        8,042       50,000   $   209,226   $     116,905
  Chairman of the Board and             1993      752,416     458,059            4,292      100,000             0          72,337
  Chief Executive Officer               1992      728,268           0            7,512       35,000       287,328          79,356
Paul W. Chellgren                       1994      498,289     584,911            5,539       40,000       106,904          73,849
  President and                         1993      464,559     317,777            2,029       65,000             0          43,871
  Chief Operating Officer               1992      420,862           0            3,140       30,000       143,664          45,200
John A. Brothers                        1994      368,734     349,960           11,222       25,000        90,768          58,528
  Senior Vice President and             1993      343,819     297,772            3,880       25,000             0          46,884
  Group Operating Officer               1992      327,721     190,060            2,732       25,000       119,720          37,954
James R. Boyd                           1994      308,939     368,338            4,218       25,000        65,472          43,892
  Senior Vice President and             1993      275,056     198,642            2,379       25,000             0          31,360
  Group Operating Officer               1992      262,177      80,434            4,242       25,000        64,199          29,833
David J. D'Antoni                       1994      298,973     307,944              495       10,000       156,062          49,101
  Senior Vice President and             1993      279,042     272,525              346       15,000             0          47,047
  President of Ashland Chemical         1992      262,943     271,510              620       10,000       131,465          33,332
   Company

- ------------------------
(1) Amounts received under Ashland's Incentive Compensation Plan for each of the fiscal years ended September 30, 1992 - 1994.

(2) None of the named executives received perquisites and other personal benefits, securities or property in excess of the lesser of $50,000 or 10% of his total salary and bonus. All amounts shown in this column reflect reimbursement of taxes paid by the named executives.

(3) Amounts received under Ashland's Performance Unit Plan for the FY 1989-1992 and FY 1991-1994 performance periods.

(4) Amounts shown in this column reflect employer matching contributions under Ashland's Thrift Plan and allocations of stock under Ashland's LESOP as provided on the same basis for all employees and related ERISA forfeiture payments. For fiscal 1994, these payments were as follows:



                                                ERISA
                        THRIFT               FORFEITURE
                         PLAN      LESOP      PAYMENTS
                      ----------  -------   -------------
John R. Hall          $   2,830   $13,801   $100,274
Paul W. Chellgren         2,830    13,801     57,218
John A. Brothers          2,830    13,801     41,897
James R. Boyd             2,830    13,801     27,271
David J. D'Antoni         2,830    13,801     32,470

STOCK OPTION GRANTS

    The following table sets forth certain information concerning stock options granted in fiscal year 1994 to the named executive officers.

                       OPTION GRANTS IN FISCAL YEAR 1994

                                                                                    POTENTIAL REALIZABLE
                               INDIVIDUAL GRANTS                                      VALUE AT ASSUMED
- --------------------------------------------------------------------------------       ANNUAL RATES OF
                                            % OF TOTAL                                   STOCK PRICE
                                             OPTIONS       EXERCISE                   APPRECIATION FOR
                                 OPTIONS    GRANTED TO     OR BASE                      OPTION TERM*
                                 GRANTED   EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
             NAME                  (#)     FISCAL YEAR      ($/SH)       DATE          5%          10%
- ------------------------------   -------   ------------    --------   ----------   ----------   ----------
John R. Hall                      50,000          5.9%     $ 35.875     10/15/04   $1,139,984   $2,895,875
Paul W. Chellgren                 40,000          4.7%       35.875     10/15/04      911,987    2,316,700
John A. Brothers                  25,000          2.9%       35.875     10/15/04      569,992    1,447,938
James R. Boyd                     25,000          2.9%       35.875     10/15/04      569,992    1,447,938
David J. D'Antoni                 10,000          1.2%       35.875     10/15/04      227,997      579,175

- ------------------------
*Option Value assuming stock price appreciation rates of 5% and 10% compounded annually for 10 year and 1 month term of the options. At the 5% and 10% rates, the stock price at 10/15/04 (the expiration date of the $35.875 options) would be $58.67 and $93.79, respectively, and the potential realizable value for all Ashland shareholders if all 60,646,858 shares outstanding on September 15, 1994 (the grant date of the $35.875 options) were held until 10/15/04 would be $3,558,434,541 and $5,688,220,950, respectively. Actual gains will be dependent on future stock market conditions and there can be no assurance that these amounts will be achieved.

STOCK OPTION EXERCISES

    The following table sets forth certain information concerning stock options exercised in fiscal year 1994 by each of the named executive officers and the value of unexercised options held by such officers on September 30, 1994.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1994
                       AND FISCAL YEAR END OPTION VALUES*

                                                                                          VALUE OF
                                                                      NUMBER OF          UNEXERCISED
                                                                     UNEXERCISED        IN-THE-MONEY
                                                                       OPTIONS             OPTIONS
                                                                    AT FY-END (#)        AT FY-END*
                                 SHARES ACQUIRED       VALUE        EXERCISABLE/        EXERCISABLE/
             NAME                ON EXERCISE (#)    REALIZED ($)    UNEXERCISABLE       UNEXERCISABLE
- ------------------------------   ---------------    ------------   ---------------   -------------------
John R. Hall                         17,500         $   179,375    273,750/108,750   $1,050,625/$425,625
Paul W. Chellgren                     6,000             130,125     192,500/80,000       840,156/265,625
John A. Brothers                      2,500              67,969     163,750/43,750       627,500/100,000
James R. Boyd                         7,000              57,750     112,750/43,750       462,625/100,000
David J. D'Antoni                         0                   0      66,000/20,000        235,313/45,625

- ------------------------
*Based on the closing price of Ashland Common Stock as reported on the Composite
 Tape for New York Stock Exchange issues on September 30, 1994 of $35.375 per share.

LONG-TERM INCENTIVE AWARDS IN FISCAL YEAR 1994

    The following table shows all long term incentive awards to each of the named executive officers in fiscal year 1994.

             LONG-TERM INCENTIVE PLANS--AWARDS IN FISCAL YEAR 1994

                                                             PERFORMANCE     ESTIMATED FUTURE PAYOUTS UNDER
                                                             PERIOD UNTIL     NON-STOCK PRICE-BASED PLANS
                                                NUMBER OF     MATURATION   ----------------------------------
                                                 SHARES       OR PAYOUT    THRESHOLD    TARGET      MAXIMUM
                    NAME                        (#)(1)(3)       (2)(3)        (3)         (3)         (3)
- --------------------------------------------  -------------  ------------  ----------  ---------  -----------
John R. Hall                                       39,802      4 years         --         --          39,802
Paul W. Chellgren                                  24,876      4 years         --         --          24,876
John A. Brothers                                   18,091      4 years         --         --          18,091
James R. Boyd                                      15,378      4 years         --         --          15,378
David J. D'Antoni                                  11,943      4 years         --         --          11,943

- ------------------------
(1) Performance shares awarded are based on the employee's salary level. The original amount of any award cannot exceed 400% of the employee's then base salary.

(2) Each award covers a four year performance cycle. For further discussion of the performance objectives to be achieved before payment is made see the "Long-Term Incentive Compensation -- Performance Shares/Units" section of the Personnel and Compensation Committee Report on Executive Compensation.

(3) Payouts of share awards are contingent upon achievement of the performance objectives referred to above. At the threshold, or minimum performance level, payout will equal 1% of the award. At the target, or maximum, performance level, payout will equal 100% of the award.

RETIREMENT PLANS
  PENSION PLANS

    Ashland maintains qualified pension plans (the "qualified plans") under which executive officers are entitled to benefits on the same basis as other employees. Upon a "change in control" of Ashland (as defined in the plans), the qualified plans will automatically terminate and the funds in such plans, together with any excess assets, will be distributed to the participants.

    To the extent that benefits under the qualified plans exceed limits established by the Internal Revenue Code of 1986, as amended (the "Code"), they are payable under a nonqualified excess benefit pension plan (the "non-qualified plan") which provides for the payment of benefits in excess of certain limitations imposed by the provisions of the Employee Retirement Income Security Act of 1974 as amended ("ERISA") or limitations on compensation or benefits that may be imposed by the Code. The plan also provides that participants may, at the discretion of the Personnel and Compensation Committee receive their retirement benefit under the non-qualified plan in a lump-sum distribution. An irrevocable letter of credit has been established to partially fund Ashland's obligations under the plan.

    The following table shows the estimated annual benefits payable under the qualified and non-qualified plans assuming continued employment until the normal date of retirement at age 65, based on a straight-life annuity form of retirement income. The amounts in the table are not subject to any reductions for social security benefits received by the participant but are subject to reductions for the actuarial value of 50% of a participant's LESOP account and the actuarial value of 50% of any shares forfeited under the LESOP because of the limitations established by the Code.

                                   ESTIMATED ANNUAL RETIREMENT BENEFITS
               ----------------------------------------------------------------------------
   AVERAGE                                YEARS OF PARTICIPATION
   ANNUAL      ----------------------------------------------------------------------------
  EARNINGS*        10           15           20           25           30           35
- -------------  -----------  -----------  -----------  -----------  -----------  -----------
$     100,000  $    14,550  $    21,825  $    29,100  $    36,376  $    43,650  $    50,925
      200,000       29,550       44,325       59,100       73,876       88,650      103,425
      300,000       44,550       66,825       89,100      111,376      133,650      155,925
      400,000       59,550       89,325      119,100      148,876      178,650      208,425
      500,000       74,550      111,825      149,100      186,376      223,650      260,925
      600,000       89,550      134,325      179,100      223,876      268,650      313,425
      700,000      104,550      156,825      209,100      261,376      313,650      365,925
      800,000      119,550      179,325      239,101      298,876      358,651      418,427
      900,000      134,550      201,825      269,101      336,376      403,651      470,927
    1,000,000      149,550      224,325      299,101      373,876      448,651      523,427

- ------------------------
* Average annual earnings includes a participant's salary during the highest consecutive 36 month period of the final 120 month period prior to retirement, but excludes other forms of compensation included in the Summary Compensation Table.

    As of October 1, 1994, Messrs. Hall, Chellgren, Brothers, Boyd and D'Antoni had credited service in the combined plans of 32, 19, 24, 12 and 20 years, respectively.

  SUPPLEMENTAL EARLY RETIREMENT PLAN

    Under the Supplemental Early Retirement Plan, eligible key executive employees may retire prior to their normal retirement date. Mr. Hall is currently eligible to participate in the plan. The plan provides that the maximum total annual benefit payable to a participant under the plan is an amount equal to 50% of the final average annual compensation (salary plus incentive compensation awards) received by the participant during the highest 36 months of the final 60 month period prior to retirement. The amount payable under the plan is reduced to the extent payments are made under the qualified and non-qualified pension plans of Ashland, subject to reductions for the actuarial value of 50% of a participant's LESOP account and the actuarial value of 50% of any shares forfeited under the LESOP because of the limitations established by the Code. In addition, if the executive has entered into an Executive Employment

Agreement with Ashland, the amount payable under the plan is reduced to reflect payments, if any, under such Agreement. An irrevocable letter of credit has been established to partially fund Ashland's obligations under the plan.

    The plan provides that participants may, at the discretion of the Committee, receive their retirement benefit under the plan in a lump-sum distribution. The retirement benefit received as a lump-sum distribution is equal to the actuarial present value of all expected future payments if the participant received monthly payments discounted at the Pension Benefit Guaranty Corporation ("PBGC") rate used to value annuities in effect during the participant's last full calendar month of employment. The estimated lump-sum value of the retirement benefit under the plan to Mr. Hall at age 62 and using the current PBGC rate is $1,871,383.

    Upon a "change in control" of Ashland (as defined in the plan), eligible key executive employees may, in their discretion, elect to retire at an earlier age pursuant to the plan. Ashland normally enters into consulting agreements with its retiring key executive employees who participate in the plan. Under these agreements, a retiring employee receives payment of a mutually agreeable per diem compensation for services rendered to Ashland.

EXECUTIVE EMPLOYMENT AGREEMENTS

    Currently, the named executive officers have employment agreements with Ashland which provide for continuation of their then-current salaries for two years after termination of their employment by Ashland without "Cause". In the event of termination without "Cause" or resignation for "Good Reason" within two years after any "change in control" of Ashland, the executive officers would receive a payment equal to three times their annual compensation, including incentive payments, based on the average of the preceding five years. In addition, the agreements provide for continuation of certain benefits for a period of one year. The terms "Cause", "Good Reason" and "change in control" are defined in the agreements. In no event shall the total payment to any executive officer exceed an amount which would be deemed an "excess parachute payment" under Section 280G of the Code.

PERSONNEL AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

               PERSONNEL AND COMPENSATION COMMITTEE OF THE BOARD

    The Personnel and Compensation Committee (the "Committee") is comprised entirely of non-employee members of Ashland's Board of Directors (the "Board"). It is the Committee's responsibility to review, recommend and approve changes to the Company's executive compensation policies and programs. It is also the Committee's responsibility to review and approve all compensation payments to the Chief Executive Officer and Ashland's other executive officers.

                  ASHLAND'S COMPENSATION POLICY AND OBJECTIVES

    Ashland's executive compensation program is designed to enable the Company to attract, retain and motivate the high caliber of executives required for the success of its business. The purpose of this program and the specific objectives of the Committee are to:

        - Pay  for  performance,  motivating  both  long-and   short-term
          performance for the benefit of Ashland's shareholders;

        - Provide a total compensation program competitive with those of companies with which Ashland competes for top management talent;

        - Place greater emphasis on variable incentive compensation versus fixed or base pay, particularly for Ashland's executive officers;

        - Reward  executives based primarily on  the performance of their
          particular  business   units,  while   including  a   component
          recognizing corporate performance;

        - Encourage   significant  Ashland  Common   Stock  ownership  by
          Ashland's executive officers in order to align their interests with those of Ashland's shareholders; and

        - Most importantly, join shareholder and management interests in achieving superior performance which should translate into a superior total return to Ashland's shareholders.

    Overall, Ashland's executive compensation program is designed to be performance-oriented, with a large portion of executive compensation "at risk". The portion of total compensation represented by annual and long-term incentives that relate directly to performance has grown significantly and now constitutes over 60% of the total compensation of Ashland's executive officers.

    In recent years, the Committee has expanded the number of individuals eligible for annual incentives and option grants in order to enhance the commitment of mid-level managers to the objectives of the Company, its principal business units, and Ashland's shareholders. Today approximately 330 of Ashland's management and professional employees participate in the Company's annual incentive plan, and approximately 490 employees participate in the Company's stock option program.

    In fiscal year 1993, the Committee retained Frederic W. Cook & Co., Inc., an independent nationally-known compensation consultant, to review Ashland's Executive Compensation Program. After extensive study, Frederic W. Cook concluded that Ashland's program is both reasonable and competitive.

                        ASHLAND'S COMPENSATION PROGRAMS

    In order to further the Committee's objectives, the executive compensation program for Ashland's executive officers includes three primary components: (1) base pay; (2) an annual incentive bonus; and (3) a long-term incentive program consisting of stock options and performance shares or units. The overall program is designed to provide total compensation opportunities which are comparable to the opportunities provided by a group of nineteen companies of similar size and diversity to Ashland (the "Compensation Peer Group"). This Compensation Peer Group contains a larger number of companies than the peer group of companies selected for comparison in the Five-Year and Ten-Year Cumulative Total Return Performance Graphs.

BASE SALARY

    Annual salary is designed to compensate executives for their sustained performance. Base salary levels for executive officers are reviewed each year by the Committee and are generally less than the median of the Compensation Peer Group. In addition, consideration is given to individual experience as well as individual and corporate, subsidiary or division performance. Increases in salaries are typically granted annually; however, executive salary increases have been delayed to at least 14-month periods during two of the last three fiscal years in recognition of less than satisfactory corporate performance during these periods. Although salary increases were granted this year, the Committee has determined that pay increases for executive officers will not be considered again for a period of 15 months.

ANNUAL INCENTIVE BONUS

    Incentive compensation is awarded annually based 20% upon the participant's individual performance for the last fiscal year and 80% upon the Company's operating performance as further described below. Within ninety days of the beginning of each fiscal year, (i) corporate Return on Equity ("ROE") Hurdles and Targets, (ii) division and subsidiary Return on Investment ("ROI") Hurdles and Targets, and (iii) for the Chairman of the Board and Chief Executive Officer and President and Chief Operating Officer, in addition to the ROE Hurdles and Targets, a net income Target, are set by the Committee for the upcoming fiscal year. "Hurdles" are the minimum objectives that must be reached in order to trigger a bonus payout. If the applicable "Target(s)" is achieved, maximum incentive payments may be earned. The Committee may adjust incentive awards downward based on such factors as the Committee deems appropriate.

    Awards for the Chairman of the Board and Chief Executive Officer, President and Chief Operating Officer and senior vice presidents (other than group operating officers and division and subsidiary presidents) are based upon overall corporate performance. For Ashland group operating officers, awards are based upon the performance of the business units for which they are responsible in addition to a corporate performance component. Awards to corporate employees are based equally upon general overall corporate performance and division performance and for division employees are entirely based on division performance. A participant's maximum potential payout is generally a fixed percentage of the midpoint of the annual salary range for the position held by the participant and is dependent upon the participant's level of participation in Ashland's Incentive Compensation Plan.

    Historically, awards of incentive compensation have been paid solely in cash. Payment of FY 1994 awards was generally made 80% in cash and 20% in shares of Ashland Common Stock, in keeping with the Committee's belief that stock ownership provides a direct relationship between an executive's compensation and the shareholders' interests. It is anticipated that payment of any FY 1995 awards will also be made 80% in cash and 20% in shares of Ashland Common Stock.

LONG-TERM INCENTIVE COMPENSATION

  PERFORMANCE SHARES/UNITS

    The performance share/unit program is a long-term incentive plan primarily tied to company performance. It is designed to motivate senior executives whose work most affects Company earnings and to tie their compensation directly to Ashland's long-term financial objectives. Historically, the Committee has granted awards of performance shares or units to selected employees every two years with each award covering a four-year performance cycle. The number of performance shares or units awarded is based on the employee's responsibility level, performance, and salary level. Awards granted to date under the plan have generally ranged from 70% to 160% of an employee's base salary. Payment of an award is made only if one or more of the established performance objectives are met over the four-year performance period. In the past, awards were denominated in cash and have been paid in cash. In keeping with the goal of enhancing stock ownership by executives, performance awards for the FY 1995-1998 performance period to certain of Ashland's executive officers were denominated in shares of Ashland Common Stock. It is anticipated payment of these awards will be made in shares of Ashland Common Stock.

    Performance objectives are determined by the Committee at the beginning of each performance period. Historically, awards made prior to fiscal year 1993 to corporate employees were based 100% on the achievement of a minimum four-year average ROE. Awards made for the performance periods beginning in fiscal years 1993 and thereafter to corporate employees are based on achievement of the following performance objectives: (a) a minimum four-year average corporate ROE (the "corporate objective"); (b) total return to shareholders ("TRS") at least equal to or greater than the median of the TRS of a peer group of companies over the four-year period (the "peer TRS objective"); and (c) TRS at least equal to or greater than the median of the companies in the Standard & Poor's 500 over the four-year period (the "S&P TRS objective"). These objectives are weighted 50%, 25%, and 25%, respectively. Historically, awards made prior to fiscal year 1993 to division and subsidiary personnel were based 50% on the achievement of the corporate objective and 50% on the achievement of a minimum four-year average ROI for the division or subsidiary in which the person was employed. Beginning in fiscal year 1993 and thereafter, the awards made to division and subsidiary personnel are based on achievement of the following performance objectives: (a) a minimum four-year average ROI for the applicable division or subsidiary; (b) the corporate objective; (c) the peer TRS objective; and (d) the S&P TRS objective. These objectives are weighted 50%, 25%, 12.5%, and 12.5%, respectively. For the performance period beginning in fiscal year 1995, in addition to the performance objectives above, awards are based upon achievement of an average net income objective for the four-year period. If the foregoing objectives are met, the Committee may adjust any award payment downward based on such factors as the Committee deems appropriate.

  STOCK OPTIONS

    Ashland's employee stock option program is a long-term plan designed to link executive compensation with increased shareholder value over time. The Committee believes that the use of stock is an important key employee retention tool and results in long-term management for the benefit of Ashland's shareholders. In determining the amount of stock options to be granted annually to key employees, a target number of shares for each executive grade level is established. In addition, the Committee considers the amount and terms of stock options currently held by the employee, the employee's experience and performance, as well as the Company's expectations of the executive's future contributions.

    All stock options are granted with an exercise price equal to the fair market value of Ashland Common Stock on the date of grant. Accordingly, the upside or downside value of options granted to an executive corresponds exclusively with Ashland's stock price performance. In the event that Ashland's stock price declines to a level below the option grant price, options are not re-valued or re-issued. Vesting of awards generally occurs over a period of three years.

STOCK OWNERSHIP GUIDELINES

    The Committee and Senior Management believe that linking a significant portion of an executive's current and potential future net worth to the Company's success, as reflected in the stock price, gives the executive a stake similar to that of the Company's owners and results in long-term management for the benefit of those owners.

    Consistent with this philosophy, the Committee adopted Stock Ownership Guidelines in fiscal 1993 for 17 of Ashland's executive officers. These guidelines establish minimum levels of stock ownership as follows: the Chief Executive Officer -- stock having a value equal to 5 times base salary; the President -- 4 times base salary; senior vice presidents, division and subsidiary presidents and administrative vice presidents -- 3 times base salary. The Board has also adopted Stock Ownership Guidelines for non-employee members of the Board of Directors described under "Compensation of Directors." In keeping with this philosophy, payment of incentive compensation for FY 1994 was generally made 20% in Ashland Common Stock and it is anticipated that payment of fiscal 1995 incentive compensation will also be made 20% in stock. It is anticipated that FY 1993-1996 performance unit awards will be paid 50% in stock, with the remainder to be paid in cash. In addition, FY 1995-1998 performance awards to certain executive officers were denominated 100% in stock and it is anticipated that payment, if any, will be made 100% in stock.

DEDUCTIBILITY OF COMPENSATION

    Under new Section 162(m) of the Internal Revenue Code, the Company is subject to the loss of the deduction for compensation in excess of $1,000,000 paid to one or more of the executive officers named in this proxy statement. The deduction can be preserved if the Company complies with certain conditions in the design and administration of its compensation programs.

    The Committee believes all compensation paid in FY 1994 is deductible by the Company. Upon shareholder approval of the 1995 Performance Unit Plan and the Incentive Compensation Plan for Key Executives as described in Items IV and V of this proxy statement, the Committee anticipates that all compensation to be paid in FY 1995 will be fully deductible. The Committee has determined that it will make every reasonable effort, consistent with sound executive compensation principles and the needs of the Company, to ensure that all future amounts paid to its executive officers will be fully deductible by the Company.

OTHER PLANS

    Ashland also has various broad-based employee benefit plans, including a Leveraged Employee Stock Ownership and Employee Thrift Plan. Ashland also maintains pension, insurance and other benefit plans for its employees. Executives participate in these plans on the same terms as other eligible employees, subject to any legal limits on the amounts that may be contributed or paid to executives under the plans.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    In determining Mr. Hall's base salary for FY 1994, incentive compensation, performance share award and stock option grant, the Committee considered both Ashland's overall performance and Mr. Hall's individual performance. It also considered competitive compensation received by chief executive officers of the Compensation Peer Group and Mr. Hall's thirteen years of experience as Chief Executive Officer of Ashland.

    Ashland made important strides on all fronts in FY 1994, including a substantial increase in earnings over the prior year, a significant improvement in its balance sheet and financial position and the Advantage Ashland cost reduction and effectiveness program which is anticipated to result in more than $30 million overall in cost benefits. During this period, there was a 4.4% increase in the price of Ashland Common Stock, a total return to shareholders of 7.4% and a return on average common shareholders' equity of 14.5%. Net income for the year totaled $197 million or $2.94 a share. This compares to net income of $142 million, or $2.26 a share, for FY 1993. At 1994 fiscal year end, total debt accounted for 48% of total capitalization, compared to 51% at the end of FY 1993.

    Considering these positive factors, Mr. Hall's base salary for FY 1994 was $800,000, which was below the median of the Compensation Peer Companies. Mr. Hall also received incentive compensation for FY 1994 of $836,741 paid in cash as performance for the year exceeded the established Hurdle, although it did not meet the Target. A performance unit award payout of $209,226 was received for the achieve-ment of a four-year average 9.45% ROE for the FY 1991-1994 performance period. In addition, Mr. Hall received a performance share award for the FY 1995-1998 performance period of 39,802 shares. In September 1994, Mr. Hall received a base salary increase of $80,000 and received an award of stock options to purchase 50,000 shares of Ashland Common Stock at an exercise price equal to the then fair market value of $35.875 per share.

                                          PERSONNEL AND COMPENSATION
                                          COMMITTEE

                                          Thomas E. Bolger, Chairman
                                          Samuel C. Butler
                                          Frank C. Carlucci
                                          Jane C. Pfeiffer
                                          Michael D. Rose

FIVE-YEAR AND TEN-YEAR CUMULATIVE TOTAL RETURN PERFORMANCE GRAPHS

    The following graphs compare Ashland's five-year and ten-year cumulative total shareholder return (assuming reinvestment of dividends) with the cumulative total return of the Standard & Poor's 500 Index and a group of company peers which consists of Diamond Shamrock, Inc.; FINA, Inc.; Pennzoil Company; Sun Company, Inc.; Total Petroleum (North America) Ltd.; Union Carbide Corporation and USX-Marathon Group.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                   ASHLAND OIL, S&P 500 INDEX AND PEER GROUP

                                [Graph Appears Here]

                                       1989   1990   1991   1992   1993   1994
                                       ----   ----   ----   ----   ----   ----
      Ashland                          100     78     80     68     96    103
      S&P 500                          100     91    119    132    149    155
      Peer Group                       100     85     98     85    104    116

                 COMPARISON OF TEN-YEAR CUMULATIVE TOTAL RETURN
                   ASHLAND OIL, S&P 500 INDEX AND PEER GROUP

                                [Graph Appears Here]

                    1984     1985     1986     1987     1988     1989     1990     1991     1992     1993     1994
                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Ashland              100      133      250      280      292      362      284      289      245      346      372
S&P 500              100      115      151      217      190      253      229      301      334      377      391
Peer Group           100      114      117      162      147      186      159      183      158      195      217

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Personnel and Compensation Committee of the Board of Directors during fiscal year 1994 were Mr. Bolger (Chairman), Mr. Butler, Mr. Carlucci, Mrs. Pfeiffer and Mr. Rose. During fiscal year 1994, the firm of Cravath, Swaine & Moore, of which Mr. Butler is a member, was paid for legal services rendered to Ashland and certain of its subsidiaries.

                       ITEM II.  RATIFICATION OF AUDITORS

    The Audit Committee of the Board of Directors recommended and the Board has, subject to shareholder ratification, appointed Ernst & Young to audit the accounts of Ashland and its subsidiaries for fiscal 1995. Ernst & Young has audited the accounts of Ashland and its subsidiaries for many years.

    The following resolution concerning the appointment of independent auditors will be offered at the meeting:

        "RESOLVED, that the appointment by the Board of Directors of the Company of Ernst & Young to audit the accounts of the Company and its subsidiaries for the fiscal year 1995 is hereby ratified."

    Representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions. Submission of the appointment to shareholders is not required. However, the Board will reconsider the appointment if it is not approved by the shareholders. The appointment will be deemed ratified if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes are not counted as votes cast either for or against the proposal.

                    ITEM III.  AMENDMENT OF SECOND RESTATED
                           ARTICLES OF INCORPORATION

    The Board of Directors of Ashland has voted, subject to shareholder approval, to amend Article I of Ashland's Second Restated Articles of Incorporation, as amended, in order to change the name of Ashland to Ashland Inc.

    This change of name is believed by the Board of Directors to be desirable and in the best interests of Ashland in order to identify the Company in a manner which more clearly reflects its unified network of refining, energy and chemical businesses and yet retains the historical name of Ashland.

    The amendment will be adopted only if the votes cast in favor of such amendment exceed the votes cast against such amendment. Abstentions and broker non-votes are not counted as votes cast either for or against the amendment.

    FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                           ITEM IV.  APPROVAL OF THE
                           1995 PERFORMANCE UNIT PLAN

    Ashland Oil, Inc.'s Performance Unit Plan was adopted by the Board of Directors in November 1977 and approved by Ashland's shareholders at the 1978 Annual Meeting. The plan was subsequently amended by the Board in November 1984 and approved by the shareholders at the 1985 Annual Meeting (the "Amended Plan"). The Amended Plan expired September 30, 1994.

    The 1995 Performance Unit Plan (the "1995 Plan") was approved by the Board on November 3, 1994 to be effective as of October 1, 1994, subject to the approval of the shareholders at the January 26, 1995 Annual Meeting. The Board has determined that a new performance unit plan is needed to promote the interests of Ashland and its shareholders by offering a long-term incentive to key employees who will be largely responsible for the long-term, profitable growth of the Company. In addition, the Board feels the 1995 Plan will encourage such employees to remain with Ashland and will also encourage qualified persons to seek and accept employment with the Company.


    As discussed in the Personnel and Compensation Committee Report on Executive Compensation of this proxy statement, the Code was amended in 1993 to add a new
Section 162(m), which disallows federal income tax deductions for certain executive compensation in excess of $1 million per year per covered employee (the "$1 million limit"). Under Section 162(m), compensation that qualifies as "performance-based compensation" is not subject to the $1 million limit. It is intended that compensation granted pursuant to the 1995 Plan will qualify as "performance-based compensation."


    The principal features of the 1995 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 1995 Plan attached as Exhibit A to this Proxy Statement.

    ELIGIBILITY AND ADMINISTRATION. Performance Unit Awards (as defined under the 1995 Plan) may only be granted to regular, full-time, salaried employees, including officers, of Ashland, its subsidiaries and affiliates. Based on participation in the Amended Plan, at September 30, 1994, it is anticipated that approximately 134 employees will be eligible to participate in the 1995 Plan. The 1995 Plan is administered by the Personnel and Compensation Committee. The Committee may amend the 1995 Plan, but may not, without full Board and shareholder approval, approve any amendment which would (i) increase the amount of securities that may be issued under the 1995 Plan, (ii) materially modify the requirements as to eligibility for participation, or (iii) materially increase the benefits accruing to employees under the 1995 Plan.

    SHARES SUBJECT TO THE 1995 PLAN. Up to 2,200,000 shares of Ashland Common Stock are authorized for issuance under the 1995 Plan. The 1995 Plan provides for appropriate adjustment in the number of shares available in the event of certain corporate transactions, including stock dividends and splits.

    PLAN BENEFITS GENERALLY. Performance Unit Awards may be made to an employee contingent upon the future performance of Ashland and/or the division or company in which the employee works. No later than ninety days after the commencement of a performance period applicable to a particular Performance Unit Award, the Committee shall establish the performance goals applicable to such award in writing and the time period over which the performance shall be measured. Performance Unit Awards may be based upon a variety of performance goals as described in the 1995 Plan. After establishment of the performance measures applicable to a particular Performance Unit Award, the Committee may not revise the measures to increase the amount of compensation otherwise payable under the Performance Unit Award. However, the performance goals and amounts payable upon attainment of the performance goals may be adjusted during any performance period to reflect promotions, transfers or other changes in an employee's employment so long as such changes are consistent with the performance goals established for other employees in the same or similar positions.

    In making a Performance Unit Award, the Committee may take into account an employee's responsibility level, performance, cash compensation level, incentive compensation awards and other factors. Each Performance Unit Award will be established in dollars or shares of Ashland Common Stock, or a combination of both, as determined by the Committee and will be based on the employee's base salary on the date of the award. The original amount of any Performance Unit Award may not exceed 400% of the employee's then annual base salary. Payment of a Performance Unit Award may not exceed the original amount of such award, and the amount of all Performance Unit Awards for a performance period shall not exceed 2% of stockholders' equity as shown in the Annual Report to Shareholders at the end of the fiscal year immediately preceding the commencement of the such performance period. In determining the amount of any Performance Unit Award made, in whole or in part, in shares of Ashland Common Stock, the value thereof shall be based on the fair market value of the stock on the first day of the performance period or such date as the Committee otherwise determines.

    Payment of a Performance Unit Award may be made in cash, Ashland Common Stock or a combination of both. Employees may be offered the opportunity to defer the receipt of payment of a Performance Unit Award. Ashland Common Stock may be granted (i) as a bonus for deferral, or (ii) as a bonus for retaining the Common Stock received in payment of a Performance Unit Award for a specified period of time. In no event shall the value of the Common Stock granted as a bonus for deferral or retention exceed 20% of the amount deferred or retained.

    An employee must be employed at the end of the performance period to receive payment of an award. However, in the event that an employee's employment is terminated by death, disability or retirement, the employee shall receive a pro rata portion of the payment of his or her Performance Unit Award based upon the portion of the performance period during which the employee was so employed so long as the performance goals are subsequently achieved. In the event of a "change in control" of Ashland (as defined in the 1995 Plan), (i) there shall be an acceleration of any Performance Period relating to any Performance Unit Award, and (ii) payment of any Performance Unit Award shall be made in cash as soon as practicable after such change in control based upon achievement of the Performance Goals applicable to such award up to the date of the change in control. Further, Ashland's obligation with respect to such Performance Unit Award shall be assumed, or new obligations substituted therefor, by the acquiring or surviving corporation after such change in control. In addition, prior to the date of such change in control, the Committee, in its sole judgment may make such adjustments to any Performance Unit Award as may be appropriate to reflect such change in control.

    Unless terminated sooner by the Committee, the 1995 Plan shall terminate on, and no Performance Unit Awards shall be granted after, the first meeting of shareholders in 2000. Termination of the 1995 Plan shall not affect any Performance Unit Awards outstanding prior to the plan's termination.

    ADDITIONAL  INFORMATION.    No  benefits or  amounts  have  been  awarded or
received under the 1995 Plan, nor are any such benefits or amounts now determinable. For comparison purposes, please refer to the LTIP Payouts column of the Summary Compensation Table on page 12 for amounts received for the FY 1991-1994 performance period. In addition to the data shown in that table, in 1994, all executive officers as a group received $1,200,035 and all employees excluding executive officers, received $2,400,635 under the Amended Plan for this same performance period.

    Approval of the 1995 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Ashland Common Stock present or represented at the 1995 Annual Meeting and voting together as one class. Abstentions and broker non-votes are not counted as votes cast either for or against the proposal.

    FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                            ITEM V.  APPROVAL OF THE
                 INCENTIVE COMPENSATION PLAN FOR KEY EXECUTIVES

    Ashland Oil, Inc.'s Incentive Compensation Plan was first adopted by the Board of Directors in January 1974. A new plan was subsequently adopted by the Board in January 1982, as later amended from time to time (the "Existing Plan"). The principal purposes of the Existing Plan are to provide eligible employees with incentives to earn annual incentive compensation through the achievement of performance goals and to assist Ashland in attracting, motivating and retaining key employees on a competitive basis.

    In order for incentive compensation paid to certain Ashland executive officers to qualify as a "performance-based compensation" under Section 162(m), on November 3, 1994, the Board approved the Incentive Compensation Plan for Key Executives (the "IC Plan"), subject to shareholder approval at the January 26, 1995 Annual Meeting. If approved and adopted by the shareholders, the IC Plan will become effective as of September 14, 1994. Like the Existing Plan, which will remain in place with respect to other eligible employees of Ashland, the IC Plan provides for annual incentive award opportunities based upon the level of performance of each of the participants.

    Below is a summary of the principal features of the IC Plan. This summary is qualified in its entirety by reference to the full text of the IC Plan attached as Exhibit B to this Proxy Statement.

    ELIGIBILITY AND ADMINISTRATION. The Chief Executive Officer and the Chief Operating Officer of the Company, as well as any other executive officer as may be chosen by the Committee (the "Eligible Officers"), shall be eligible to receive Incentive Awards under the IC Plan. The IC Plan is administered by the Committee which may amend the IC Plan, but may not, without full Board and shareholder approval, approve any amendment which would (i) increase the number of securities that may be issued under the IC Plan, (ii) materially modify the requirements for eligibility, or (iii) otherwise materially increase the benefits to plan participants.

    SHARES SUBJECT TO THE IC PLAN. Up to 150,000 shares of Ashland Common Stock are authorized for issuance under the IC Plan. The IC Plan provides for appropriate adjustment in the number of shares available in the event of certain corporate transactions, including stock dividends and splits.

    PLAN BENEFITS GENERALLY. No later than ninety days after the commencement of the performance period applicable to an Incentive Award, the Committee shall establish in writing one or more performance goals, including the Hurdle and Target (as defined below), that must be reached by the Eligible Officers in order to receive an Incentive Award for the applicable performance period. "Hurdle" means the minimum performance goal(s) that must be reached in order for the participant to receive any Incentive Award. "Target" means the performance goal(s) that must be reached in order for the participant to receive the maximum Incentive Award. The maximum Incentive Award is a fixed percentage of the midpoint of the salary range for the position held by the participant and is based upon the participant's level of employment. No participant may receive a maximum Incentive Award of more than 150% of their salary range midpoint.

    Performance goals may be based on a variety of measures as more fully set forth in the IC Plan. After establishment of the performance goals applicable to a particular award, the Committee may not revise the measures to increase the amount of compensation otherwise payable under the award. Notwithstanding, performance goals and the amounts payable upon attainment of the performance goals may be adjusted during any performance period to reflect promotions, transfers or other changes in a participant's employment so long as such changes are consistent with the performance goals established for other participants in the same or similar positions.

    At the end of each performance period, Incentive Awards may be paid based upon the achievement of the applicable performance goals and the participant achieving the highest possible individual performance rating for the performance period. To the extent that a participant does not achieve the highest possible individual performance rating, the Committee shall have the discretion to reduce the amount payable to the participant; provided that no payment for individual performance shall be made unless the performance goals are achieved. Payment of an award may be made in cash, Ashland Common Stock or a combination of both. Participants may be offered the opportunity to defer the receipt of payment of an Incentive Award. Common Stock may be granted (i) as a bonus for deferral or
(ii) as a bonus for retaining Common Stock received in payment of an Incentive Award for a specified period of time, all under such terms as may be established by the Committee from time to time. In no event shall the value of the Common Stock granted as a bonus for deferral or retention exceed 20% of the value of the Incentive Award so deferred or retained.

    A participant must be employed at the end of the performance period to receive payment of an award; provided, however, in the event that a participant's employment is terminated by death, disability or retirement, the participant shall receive a pro rata portion of the payment of his or her award based upon the portion of the performance period during which the participant was so employed so long as the performance goals are subsequently achieved. In the event of a "change in control" of Ashland (as defined in the IC Plan), (i) there shall be an acceleration of any performance period relating to any Incentive Award, and (ii) payment of any Incentive Award shall be made in cash as soon as practicable after such change in control based upon achievement of the Performance Goals applicable to such award up to the date of the change in control. Further, the Company's obligation with respect to such Incentive Award shall be assumed, or new obligations substituted therefor, by the acquiring or surviving corporation after such change in control. In addition, prior to the date of such change in control, the Committee, in its sole judgment may make such adjustment to any Incentive Award as may be appropriate to reflect such change in control.

    Unless terminated sooner by the Committee, the IC Plan shall terminate on, and no awards shall be granted after, the first meeting of shareholders in 2000. Termination of the IC Plan shall not affect any awards outstanding prior to the plan's termination.

    ADDITIONAL INFORMATION. Messrs. Hall and Chellgren have been approved for participation in the IC Plan for the FY 1995 performance period. However, no benefits or amounts have been awarded or received under the IC Plan, nor are any such benefits or amounts now determinable. For comparison purposes, please refer to the Bonus column of the Summary Compensation Table on page 12 for amounts received for the FY 1994 performance period by Messrs. Hall and Chellgren.

    Approval  of the IC Plan  requires the affirmative vote  of the holders of a majority of the outstanding shares of Ashland Common stock present or represented at the 1995 Annual Meeting and voting together as one class. Abstentions and broker non-votes are not counted as votes cast either for or against the proposal.

    FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                           ITEM VI.  APPROVAL OF THE
                           DEFERRED COMPENSATION PLAN

    The Ashland Oil, Inc. Deferred Compensation Plan for Key Employees was initially adopted by Ashland's Board of Directors in September 1985. This plan currently provides certain Ashland employees as designated by the Committee the opportunity to defer all or part of their Incentive Compensation Award and Performance Unit Award payments into a deferred account. Amounts deferred earn income based on the prime rate of interest. In September 1987, the Board adopted the Deferred Compensation Plan for ERISA Forfeitures. Under this plan, eligible employees may defer amounts paid under Ashland's

ERISA Forfeiture Plan. Deferred amounts may earn additional income based on a hypothetical investment in various investment options available under Ashland's Employee Thrift Plan, including a hypothetical investment in Ashland Common Stock ("Stock Units"). Under these deferral plans (hereinafter the "Original Plans"), deferred amounts plus earnings thereon, if any, are payable in cash to the employee or his or her estate upon termination of service over the time period designated by the employee.

    On September 15, 1994, the Board of Directors approved the Ashland Oil, Inc. Deferred Compensation Plan (the "Deferral Plan") which will replace the Original Plans. The Company is seeking shareholder approval of the Deferral Plan at the January 26, 1995 Annual Meeting to qualify the Deferral Plan and the crediting of Stock Units under the Deferral Plan for an exemption from the liability provisions of Section 16 of the Securities and Exchange Act of 1934. If approved and adopted by the shareholders, the Deferral Plan will become effective as of October 1, 1994.

    The principal features of the Deferral Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Deferral Plan attached as Exhibit C to this Proxy Statement.

    PURPOSE. The principal purpose of the Deferral Plan is to provide eligible Ashland employees with an opportunity to defer receipt of compensation until retirement or termination of employment for any other reason. In addition, the Board believes the Deferral Plan will promote the interests of Ashland by providing further stock ownership opportunities to eligible employees by giving them the ability to defer compensation in the form of Stock Units.

    ELIGIBILITY AND ADMINISTRATION. Any employee selected by the Committee may participate in the Deferral Plan. Based on the Original Plans, at September 30, 1994, approximately 330 employees who (i) had amounts forfeited under various qualified benefit plans under the provisions of ERISA, and/or (ii) received incentive compensation awards or Amended Performance Unit Plan awards in FY 1994 were eligible to participate in the Deferral Plan. The Deferral Plan is administered by the Committee which may amend the Deferral Plan, but may not, without Board and shareholder approval, (i) increase the number of shares of Ashland Common Stock which may be issued under the Deferral Plan, (ii) materially modify the requirements as to eligibility to participate, or (iii) otherwise materially increase the benefits accruing to participants under the Deferral Plan.

    SHARES SUBJECT TO THE PLAN. Up to 500,000 shares of Ashland Common Stock are authorized for issuance under the Deferral Plan. The Deferral Plan provides for appropriate adjustment in the number of shares available in the event of certain corporate transactions, including stock dividends and splits.

    PLAN BENEFITS GENERALLY. Under the terms of the Deferral Plan, an eligible employee may elect, on or before the dates specified in the Deferral Plan to defer receipt of all or a portion of compensation deemed deferrable by the Committee. Currently, Incentive Compensation Awards, Performance Unit Awards and ERISA forfeiture payments are eligible for deferral under the Deferral Plan.

    Deferred amounts may earn additional income based on a hypothetical investment in any one or more of the investment options available under the Deferral Plan as prescribed by the Committee, including but not limited to an investment in an Ashland Common Stock Fund ("Common Stock Fund"). Currently, deferred Incentive Compensation Awards and Performance Unit Awards may earn income based on the prime rate of interest and/or based on a hypothetical investment in Stock Units in the Common Stock Fund. Payments under the ERISA Forfeiture Plan which are deferred may earn income based upon hypothetical investments in investment options offered under Ashland's Thrift Plan, including the Common Stock Fund. Participants may transfer amounts among the investment options available under the Deferral Plan.

    Amounts allocated or transferred to a participant's Common Stock Fund will be converted into Stock Units, with each Stock Unit representing one share of Ashland Common Stock. The number of Stock Units credited to the Common Stock Fund will be determined by dividing (i) the dollar value of the allocation or transfer amount by (ii) the fair market value of a share of Ashland Common Stock on the effective date of the allocation or transfer, as applicable.

    Each participant's Common Stock Fund, if any, will be credited with additional Stock Units in the event the Company declares any dividends on the Ashland Common Stock. The number of additional Stock Units credited in respect of any cash dividend will be determined by dividing (i) the product of (a) the dollar value of the dividend declared in respect of a share of Ashland Common Stock multiplied by (b) the number of Stock Units credited to the participant's Common Stock Fund as of the dividend record date by (ii) the fair market value of a share of Ashland Common Stock on the dividend payment date.

    Upon termination of service, payment of deferred amounts will be made, in a lump sum or in annual or quarterly installments, in shares of Ashland Common Stock or cash, or a combination of both, at the participant's election. The amount of any cash distribution to be made in installments with respect to Stock Units will be determined by (i) multiplying the number of Stock Units attributable to such installment (determined as hereinafter provided) by (ii) the closing price of the Ashland Common Stock on the last day of the quarter immediately prior to the date on which such installment is to be paid. The number of Stock Units attributable to an installment shall be determined by (i) multiplying the current number of Stock Units in the Common Stock Fund by (ii) a fraction, the numerator of which is one and the denominator of which is the number of installments in which distributions remain to be made (including the current distribution). The amount of any stock distribution to be made in installments with respect to the participant's deferral account will be determined by dividing (i) the amount of cash attributable to such installment (determined as hereinafter provided) by (ii) the closing price of the Ashland Common Stock on the last day of the quarter immediately prior to the date on which the stock distribution is to be made. The amount of cash attributable to an installment shall be determined by multiplying (i) the current cash balance in such deferral account (minus any amounts in the Common Stock Fund) by (ii) a fraction, the numerator of which is one and the denominator of which is the number of installments in which distributions remain to be made (including the current distribution).

    Upon request of a Participant or a Participant's legal representative and a finding by the Committee that continued deferral will result in financial hardship to a Participant, the Committee may accelerate payment of the deferral account.

    CHANGE OF CONTROL.  In  the event of a Change  of Control as defined in  the
Deferral   Plan,  each  Participant  shall   immediately  receive  a  full  cash
distribution of the balance in his or her deferral account.

    Approval of the Deferral Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Ashland Common Stock present or represented at the 1995 Annual Meeting and voting together as one class. Abstentions and broker non-votes are not counted as votes cast either for or against the proposal.

    FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                        ITEM VII.  SHAREHOLDER PROPOSAL

    John J. Gilbert of 29 East 64th St., New York, New York 10021-7043, owner of 124 shares of Ashland Common Stock, stating that he (i) represents the Lewis D. and John J. Gilbert Foundation, the owner of 100 shares of Ashland Common Stock,
(ii) is a co-trustee under the will of Minnie D. Gilbert for 400 shares of Ashland Common Stock ,and (iii) represents an additional family interest of 1,112 shares of Ashland Common Stock, and John C. Henry, owner of 2,850 shares of Ashland Common Stock (Messrs. Gilbert and Henry hereinafter collectively the "Proponents"), have notified Ashland in writing that they intend to present the following resolution at the Annual Meeting:

        "RESOLVED: That the stockholders of Ashland Oil, Inc., assembled in annual meeting in person and by proxy, hereby request that the Board of Directors take the needed steps to provide that at future elections of directors new directors be elected annually and not by classes as is now provided and that on expiration of present terms of directors their subsequent election shall also be on an annual basis."

    The Proponents have submitted the following statement in support of their proposal (reproduced as written):

    "Continued strong support along with the lines we suggest were shown at the last annual meeting when 37%, an increase over the previous years 24%, 2,533 owners of 18,647,405 shares, were cast in favor of this proposal. The vote against included 2,360 unmarked proxies.

    Last year ARCO, to its credit, voluntarily ended theirs stating that when a very high percentage, 34.6%, desired it to be changed to an annual election it was reason enough for them to change it. Several other companies have also followed suit such as Pacific Enterprises, Hanover Direct and others.

    Because of normal need to find new directors and because of environmental problems and the recent avalanche of derivative losses and many groups desiring to have directors who are qualified on the subjects we think that ending the stagger system of electing directors is the answer. In addition, some recommendations have been made to carry out the Valdez 10 points. The 11th, in our opinion, should be to end the stagger system of electing directors and to have cumulative voting. Ashland does have the latter, to its credit.

    In spite of our differences, due to weather conditions and not being able to attend the meeting, my questions about potholes etc. were the only questions raised at the meeting and the vote on my resolution, while not technically presented, was an enormous increase in favor of ending the stagger system, as disclosed in the post-meeting report.

    Recently Equitable Life  Insurance Company,  which is  now called  Equitable
Companies, converted from a policy owned company to a public stockholder meeting, Thanks to AXA, the comptrolling French insurance company not wanting it they now do not have a staggered board.

    Maybe, ending the stagger system of electing directors at Ashland Oil would have helped the company in its past losses.

    The Orange and Rockland Utility Company had a terrible time with the stagger system and its 80% clause to recall a director. The chairman was involved in a scandal effecting the company interest. Not having enough votes the meeting to get rid of the chairman had to be adjourned. Finally at the adjourned meeting enough votes were counted to recall him.

    If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain."

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

    The identical proposal was presented by the Proponents and defeated at Ashland's 1994, 1993 and 1992 Annual Meetings of Shareholders when more than 63%, 70% and 71%, respectively, of the shares of Common Stock voted were voted against it.

    Ashland's directors, elected by the shareholders, are fully accountable to serve the shareholders' interests throughout their term of office, whether that term is three years or one year. The Board of Directors believes there is no reason to change the current procedure of electing a classified Board of Directors with a staggered system of election (the "Classified Board"), adopted by Ashland's shareholders in 1986 with more than 75% of the votes cast in favor of the procedure. Further, similar Classified Board provisions exist at approximately 290 of the 500 companies comprising the 1994 Standard & Poor's 500 Stock Price Index.

    The Board of Directors continues to believe that the Classified Board structure is a sound one. Under this structure approximately one-third of the Board of Directors is elected annually for a three-year term. The Classified Board requires that at least two annual meetings, rather than one, be held before a change in control of the Board could be effected through the normal election process. This longer time period assures the continuity and stability of management that Ashland has traditionally enjoyed.

    The shareholder proposal will be adopted only if the votes cast in favor of such proposal exceed the votes cast against such proposal. Abstentions and broker non-votes are not counted as votes cast either for or against the proposal. The adoption of this proposal would not in itself reinstate the annual election of directors but would simply amount to a request that the Board take the "needed steps" to accomplish such reinstatement.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

                                 MISCELLANEOUS

    The expenses of solicitation of proxies for the Annual Meeting, including the cost of preparing and mailing this Proxy Statement and the accompanying material, will be paid by Ashland. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of shares. Solicitation may be made by mail, telephone, telegraph and personal interview, and by regularly engaged officers and employees of Ashland, who will not be additionally compensated therefor. Ashland has arranged for the services of Morrow & Co., Inc. ("Morrow") to assist in the solicitation of proxies. The fees of Morrow, estimated at $35,000 excluding out-of-pocket expenses, will be paid by Ashland.

    The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote on such matters in accordance with their judgment.

    Any shareholder who executes a proxy card may revoke it by giving written notice to the Secretary of Ashland or by giving to the Secretary a duly executed form of proxy bearing a date later than the proxy card being revoked, at any time before such proxy is voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the shareholder so attending shall, in writing, so notify the Secretary of the meeting prior to the voting of the proxy.

    A proxy card which is properly signed, dated and not revoked will be voted in accordance with the instructions contained thereon. If no instructions are given, the persons named on the proxy card solicited by the Board of Directors intend to vote FOR the (i) election of the six nominees for directors, (ii) ratification of the appointment of independent auditors for the 1995 fiscal year, (iii) amendment to Ashland's Second Restated Articles of Incorporation,
(iv) approval of the 1995 Performance Unit Plan, (v) approval of the Incentive Compensation Plan for Key Executives and (vi) approval of the Deferred Compensation Plan and AGAINST the shareholder proposal requesting the Board to require that at future elections of directors all directors be elected annually.

    Any shareholder may strike out the names of the proxies designated by the Board of Directors on the proxy card and may write in and substitute the name of any other person and may deliver the revised proxy card to such other person whom the shareholder may wish to designate as proxy for the purpose of representing such shareholder at the meeting.

    SHAREHOLDER PROPOSALS: Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by shareholders. Any proposals by shareholders intended to be presented at the 1996 Annual Meeting of Shareholders must be received by Ashland at its Executive Headquarters, 1000 Ashland Drive, Russell, Kentucky, 41169 no later than August 8, 1995 in order to be included in Ashland's proxy statement and proxy card. In addition, Ashland's By-laws currently require that for business to be properly brought before an annual meeting by a shareholder, regardless of whether included in Ashland's proxy statement, the shareholder must give written notice of his or her intent to propose such business, either by personal delivery or by United States mail, postage prepaid, to the Secretary of Ashland, at least 90 days in advance of such meeting. Such notice must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend either the Second Restated Articles of Incorporation or By-laws of Ashland, the language of the proposed amendment, (ii) the name and address of the shareholder proposing such business, (iii) a representation that the shareholder is a holder of record of stock of Ashland entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, and (iv) any material interest of the shareholder in such business. The By-laws further provide that no business shall be conducted at any annual meeting of shareholders except in accordance with the foregoing procedures and that the chairman of any such meeting may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures.

    Please fill in, sign and date the enclosed form of proxy and return it in the accompanying addressed envelope which requires no further postage if mailed in the United States. If you attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention will be appreciated.

                                                     THOMAS L. FEAZELL,
                                                    SENIOR VICE PRESIDENT,
                                                GENERAL COUNSEL AND SECRETARY
Russell, Kentucky
December 5, 1994

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
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                                       32

                     GRAPHIC MATERIAL CROSS-REFERENCE PAGE

    Photographs of the directors and nominees for directors appear to the left of each respective name on pages 2 through 7.

    Stock Performance graphs comparing Ashland's five-year and ten-year cumulative total shareholder return with the cumulative total return of the Standard & Poor's 500 Composite Stock Price Index and a peer group index appears on pages 21 and 22.

                                   EXHIBIT A

                               ASHLAND OIL, INC.
                           1995 PERFORMANCE UNIT PLAN

1.  PURPOSE

    The purpose of this Ashland Oil, Inc. 1995 Performance Unit Plan (the "Plan") is to further the long-term profitable growth of Ashland by offering a long-term incentive in addition to current compensation to eligible employees who will be largely responsible for such growth to the benefit of the Ashland shareholders. It is expected that this plan will encourage such employees to remain with Ashland and will also encourage qualified persons to seek and accept employment with Ashland.

2.  DEFINITIONS

    Terms not otherwise defined herein shall have the following meanings:

    (a) "Ashland" means Ashland Oil, Inc., its divisions and subsidiaries.

    (b) "Board" means the Board of Directors of Ashland Oil, Inc.

    (c) "Change in Control" shall be deemed to occur (1) upon the approval of the shareholders of Ashland (or if such approval is not required, upon the approval of the Board) of (A) any consolidation or merger of Ashland in which Ashland is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of Ashland or (C) adoption of any plan or proposal for the liquidation or dissolution of Ashland, (2) when any "person" (as defined in Section 3(a)(9) or 13(d) of the Exchange Act), other than Ashland Oil, Inc. or any subsidiary or employee benefit plan or trust maintained by Ashland Oil, Inc. or any of its subsidiaries, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 20% of the Common Stock outstanding at the time, without the prior approval of the Board, or (3) if at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Ashland's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

    (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.


    (e) "Committee" means the Personnel and Compensation Committee of the Board.


    (f) "Common Stock" means the common stock, $1.00 par value, of Ashland Oil, Inc.

    (g) "Employee" means an employee selected for participation in the Plan as set forth in Section 5.

    (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (i) "Fair Market Value" means, as of any specified date (or, if a weekend or holiday, the next preceding business day), the closing price of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange issues.

    (j) "Participant" means any Employee who receives a Performance Unit Award under the Plan for a Performance Period.

    (k) "Performance Goals" mean performance goals as may be established in writing by the Committee which may be based on earnings, stock price, return on equity, return on investment, total return to shareholders, economic value added, debt rating or achievement of business or operational goals, such as drilling or exploration targets or profit per barrel. Such goals may be absolute in their terms or measured against or in relationship to other companies comparably or otherwise situated. Such performance goals may be particular to an Employee or the division, department, branch, line of business, subsidiary or other unit in which the Employee works and/or may be based on the performance of Ashland generally.

    (l) "Performance Period" means the period of time designated by the Committee applicable to a Performance Unit Award during which the Performance Goals shall be measured.

    (m) "Performance Unit Award" means an award made pursuant to the provisions of this Plan, the payment of which is contingent upon attainment of Performance Goals.

3.  SHARES: ADJUSTMENTS IN THE EVENT OF CHANGES IN CAPITALIZATION

    (a) SHARES AUTHORIZED FOR ISSUANCE. There shall be reserved for issuance under the Plan 2,200,000 shares of Common Stock, subject to adjustment pursuant to subsection (b) below. Such shares shall be authorized but unissued shares of Common Stock.

    (b) ADJUSTMENTS IN CERTAIN EVENTS. In the event of any change in the outstanding Common Stock by reason of any stock split, share dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange or reclassification of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends, the number or kind of shares that may be issued under the Plan shall be automatically adjusted to that the proportionate interest of the Employees shall be maintained as before the occurrence of such event.

4.  ADMINISTRATION

    Subject to the express provisions of this Plan, the Committee shall have full authority to construe, interpret and administer this Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to make Performance Unit Awards, to determine the terms, provisions and conditions of the respective Performance Unit Awards (which need not be identical) and to make all other determinations necessary or advisable for the Plan's administration. Decisions of the Committee shall be final, conclusive and binding upon all parties.

5.  ELIGIBILITY

    Performance Unit Awards may be made only to regular, full-time, salaried employees of Ashland as selected by the Committee. Any Employee may receive one or more Performance Unit Awards as the Committee shall from time to time determine, and such determinations may be different as to different Employees and may vary as to different awards. Nothing contained in this Plan shall be construed to limit the right of Ashland to grant other forms of incentive compensation otherwise than under this Plan. The Plan or the receipt of a Performance Unit Award shall not confer on any individual any right to continue in the employ of Ashland or interfere in any way with the right of Ashland to terminate his or her employment at any time, with or without cause, despite the fact that such termination may have an adverse impact on the Participant's receipt of payment of a Performance Unit Award.

6.  PERFORMANCE UNIT AWARDS

    (a) The Performance Goals and Performance Period applicable to a Performance Unit Award shall be set forth in writing by the Committee no later than 90 days after the commencement of the Performance Period and shall be communicated to the Employee. The Committee shall have the discretion to later revise the Performance Goals solely for the purpose of reducing or eliminating the amount of compensation otherwise payable upon attainment of the Performance Goals; provided that the Performance Goals and the amounts payable upon attainment of the Performance Goals may be adjusted during any Performance Period to reflect promotions, transfers or other changes in an Employee's employment so long as such changes are consistent with the Performance Goals established for other Employees in the same or similar positions.

    (b) In making a Performance Unit Award, the Committee may take into account an Employee's responsibility level, performance, cash compensation level, incentive compensation awards and such other considerations as it deems appropriate. Each Performance Unit Award shall be established in dollars or shares of Common Stock, or a combination of both, as determined by the Committee, and shall be based on the Employee's base salary on the date of the Performance Unit Award. The original amount of any Performance Unit Award shall not exceed 400% of the Employee's then annual base salary; the amount paid out upon meeting the Performance Goals shall not exceed the amount of such Performance Unit Award; and the total amount of all Performance Unit Awards for a Performance Period shall not exceed 2% of shareholders' equity as shown in Ashland's Annual Report to Shareholders at the end of the fiscal year next preceding the commencement of such Performance Period. In determining the amount of any Performance Unit Award made, in whole or in part, in shares of Common Stock, the value thereof shall be based on the Fair Market Value on the first day of the Performance Period or on such other date as the Board shall determine.

    (c) A Performance Unit Award shall terminate for all purposes if the Employee does not remain continuously employed and in good standing with Ashland until payment of such Performance Unit Award. An Employee (or his or her beneficiaries or estate) whose employment was terminated because of death, disability or retirement will receive a pro rata portion of the payment of his or her award based upon the portion of the Performance Period during which he or she was so employed so long as the Performance Goals are subsequently achieved.

    (d) Payment with respect to Performance Unit Awards will be made to Employees on a date or dates fixed by the Committee. The amount of such payment shall be determined by the Committee and shall be based on the original amount of such Performance Unit Award adjusted to reflect the attainment of the Performance Goals during the Performance Period. Payment may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or partly in cash and partly in such shares, all at the discretion of the Committee.


    In addition, Employees may be offered the opportunity to defer the receipt of payment of a Performance Unit Award. Common Stock may be granted (i) as a bonus for deferral, or (ii) as a bonus for retaining for a specified period of time, Common Stock received in payment of a Performance Unit Award, all under such terms as may be established by the Committee from time to time. Notwithstanding, in no event shall the value of the Common Stock granted as a bonus for deferral or retention exceed 20% of the value of the Performance Unit Award so deferred or retained. Any and all payments made under the Plan shall be subject to the applicable federal, state or local taxes required by law to be withheld.


    If payment of a Performance Unit Award established in dollars is to be made in shares of Common Stock or partly in such shares, the number of shares of Common Stock to be delivered to an Employee on any payment date shall be determined by dividing (x) the amount payable by (y) the Fair Market Value on the date the Board approves the Committee's decision to pay the Performance Unit Award or on such other date as the Board shall determine.

    If payment of a Performance Unit Award established in shares of Common Stock is to be made in cash or partly in cash, the amount of cash to be paid to an Employee on any payment date shall be determined by multiplying (x) the number of shares of Common Stock to be paid in cash on such payment date with respect to such Performance Unit Award, by (y) the Fair Market Value on the date the Board approves the Committee's decision to pay the Performance Unit Award or on such other date as the Board shall determine. Any payment may be subject to such restrictions and conditions as the Committee may determine.

7.  NONTRANSFERABILITY AND NO SHAREHOLDER RIGHTS

    The right to receive payment of a Performance Unit Award shall not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except by will or the laws of descent and distribution) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or any other manner. The holder of a Performance Unit Award payable in whole or in part in shares of Common Stock shall have none of the rights of a shareholder with respect to such award until shares of Common Stock shall have been registered in the name of the person or persons receiving payment of such award on the transfer books of Ashland upon such payment.

8.  CHANGE IN CONTROL

    Upon a Change in Control, in order to maintain a Participant's rights under the Plan, there shall be an acceleration of any Performance Period relating to any Performance Unit Award, and payment of any Performance Unit Award shall be made in cash as soon as practicable after such Change in Control based upon achievement of the Performance Goals applicable to such award up to the date of the Change in Control. If such Performance Unit Award was established in shares of Common Stock, the amount of cash to be paid to an Employee with respect to the Performance Unit Award shall be determined by multiplying (x) the number of shares of Common Stock relating to such Performance Unit Award, by (y) the Fair Market Value on the date of the Change in Control. Further, Ashland's obligation with respect to such Performance Unit Award shall be assumed, or new obligations substituted therefor, by the acquiring or surviving corporation after such Change in Control. In addition, prior to the date of such Change in Control, the Committee, in its sole judgment may make adjustment to any Performance Unit Award as may be appropriate to reflect such Change in Control.

9.  GOVERNING LAW

    The provisions of this Plan shall be interpreted and construed in accordance with the laws of the Commonwealth of Kentucky.

10.  AMENDMENT AND TERMINATION

    The Plan shall be submitted to the shareholders for approval and adoption on January 26, 1995 or such other date fixed for the next meeting of shareholders or any adjournment or postponement thereof. Upon shareholder approval, the Plan will become effective as of October 1, 1994. Unless terminated sooner by the Committee, to the extent necessary to ensure that Performance Unit Award payments be deductible under the Code, this Plan shall terminate on, and no
Performance Unit Awards shall be granted after, the first meeting of shareholders occurring in calendar year 2000. Termination of the Plan shall not affect any awards made hereunder which are outstanding on the date of termination and such awards shall continue to be subject to the terms of the Plan notwithstanding its termination. The Committee may amend, alter or terminate this Plan at any time without the prior approval of the Board; provided, however, that the Committee may not, without approval by the Board and the shareholders:

        (i) increase the amount of securities that may be issued under the Plan (except as provided in Section 3(b));

        (ii)  materially  modify   the  requirements  as   to  eligibility   for
    participation in the Plan; or

       (iii) otherwise materially increase the benefits accruing the Employees under the Plan.

                                   EXHIBIT B

                               ASHLAND OIL, INC.
                 INCENTIVE COMPENSATION PLAN FOR KEY EXECUTIVES

1.  PURPOSE

    The principal purposes of the Ashland Oil, Inc. Incentive Compensation Plan for Key Executives (the "Plan") are to provide to Eligible Officers incentives to earn annual incentive compensation through the achievement of performance goals and to assist the Company in attracting, motivating and retaining key employees on a competitive basis.

2.  DEFINITIONS

    Terms not otherwise defined herein shall have the following meanings:

    (a) "Board" means the Board of Directors of Ashland Oil, Inc.

    (b) "Change in Control" shall be deemed to occur (1) upon the approval of the shareholders of the Company (or if such approval is not required, upon the approval of the Board) of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company or (C) adoption of any plan or proposal for the liquidation or dissolution of the Company, (2) when any "person" (as defined in Section 3(a)(9) or 13(d) of the Exchange Act), other than the Company or any subsidiary or employee benefit plan or trust maintained by the Company or any of its subsidiaries, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 20% of the Common Stock outstanding at the time, without the prior approval of the Board, or (3) if at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

    (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (d) "Committee" means the Personnel and Compensation Committee of the Board.

    (e) "Common Stock" means the common stock, $1.00 par value, of Ashland Oil, Inc.

    (f) "Company" means Ashland Oil, Inc., its divisions and subsidiaries.

    (g) "Eligible Officer" means an executive officer described in Section 4.

    (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (i) "Executive Officer" means an executive officer as defined in Rule 3b-7 under the Exchange Act.

    (j) "Fair Market Value" means, as of any specified date (or, if a weekend or holiday, the next preceding business day), the closing price of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange issues.

    (k) "Hurdle" means the minimum Performance Goal(s) that must be reached in order for the Eligible Officer to receive any Incentive Award.

    (l) "Incentive Award" means the amount determined by the Committee to be payable to a Participant upon the achievement of the Performance Goals for the particular Performance Period.

    (m) "Participant" means any Eligible Officer who receives an Incentive Award under the Plan for a Performance Period.

    (n) "Performance Goals" mean performance goals as may be established in writing by the Committee which may be based on earnings, stock price, return on equity, return on investment, total return to shareholders, economic value added, debt rating or achievement of business or operational goals, such as drilling or exploration targets or profit per barrel. Such goals may be absolute in their terms or measured against or in relationship to other companies comparably or otherwise situated. Such performance goals may be particular to an Eligible Officer or the division, department, branch, line of business, subsidiary or other unit in which the Eligible Officer works and/or may be based on the performance of the Company generally.

    (o) "Performance Period" means an annual period based upon the Company's fiscal year, except to the extent the Committee determines otherwise.

    (p) "Target" means the Performance Goal(s) that must be reached in order for the Eligible Officer to receive the maximum Incentive Award. The maximum Incentive Award is a fixed percentage of the midpoint of the salary range for the position held by the Eligible Officer and is based upon the Eligible Officer's level of employment. No Eligible Officer may receive a maximum Incentive Award more than 150% of their salary range midpoint.

3.  SHARES; ADJUSTMENTS IN THE EVENT OF CHANGES IN CAPITALIZATION

    (a) SHARES AUTHORIZED FOR ISSUANCE. There shall be reserved for issuance under the Plan 150,000 shares of Common Stock, subject to adjustment pursuant to subsection (b) below. Such shares shall be authorized but unissued shares of Common Stock.

    (b) ADJUSTMENTS IN CERTAIN EVENTS. In the event of any change in the outstanding Common Stock by reason of any stock split, share dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange or reclassification of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends, the number or kind of shares that may be issued under the Plan shall be automatically adjusted so that the proportionate interest of the Eligible Officers shall be maintained as before the occurrence of such event.

4.  ELIGIBILITY

    The Chief Executive Officer and the Chief Operating Officer of the Company, plus any other Executive Officers chosen by the Committee, shall be eligible to participate in the Plan. An individual who becomes eligible to participate in the Plan during the Plan Year may be approved by the Committee for a partial year of participation.

5.  ADMINISTRATION

    Full power and authority to construe, interpret and administer the Plan shall be vested in the Committee. Decisions of the Committee shall be final, conclusive and binding upon all parties.

6.  AWARDS; PAYMENT

    (a) No later than 90 days after the commencement of each Performance Period, the Committee shall establish in writing one or more Performance Goals, including the Hurdle and Target, that must be reached by an Eligible Officer in order to receive an Incentive Award for such Performance Period. The Committee shall have the discretion to later revise the Performance Goals and the amount to be paid out upon the attainment of these goals solely for the purpose of reducing or eliminating the amount of compensation otherwise payable upon attainment of the Performance Goals; provided that the Performance Goals and the amounts payable upon attainment of the Performance Goals may be adjusted during any Performance Period to reflect promotions, transfers or other changes in a Participant's employment so long as such changes are consistent with the Performance Goals established for other Participants in the same or similar positions.

    (b) The amount payable to a Participant shall be based upon the achievement of the Performance Goals and the Participant achieving the highest possible individual performance rating for the Performance Period. To the extent that a Participant does not achieve the highest possible individual performance rating for the Performance Period, the Committee shall have the discretion to reduce the amount payable to such Participant; provided, however, that no payment for individual performance shall be made unless the Performance Goals are achieved.

    (c) Payment of Incentive Awards shall be made on a date or dates fixed by the Committee. Payment may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or a combination thereof as determined by the Committee.

    In addition, Participants may be offered the opportunity to defer the receipt of payment of an Incentive Award. Common Stock may be granted (i) as a bonus for deferral or (ii) as a bonus for retaining for a specified period of time, Common Stock received in payment of an Incentive Award, all under such terms as may be established by the Committee from time to time. Notwithstanding, in no event shall the value of the Common Stock granted as a bonus for deferral or retention exceed 20% of the value of the Incentive Award so deferred or retained. Any and all payments made under the Plan shall be subject to applicable federal, state or local taxes required by law to be withheld.

    If payment of an Incentive Award shall be made all or partially in shares of Common Stock, the number of shares of Common Stock to be delivered to a Participant on any payment date shall be determined by dividing (x) the original dollar amount to be paid on the payment date (or the part thereof determined by the Committee to be delivered in shares of such Incentive Award) by (y) the Fair Market Value on the date the Board approves the Committee's decision to pay an Incentive Award.

    (d) An Incentive Award shall terminate for all purposes if the Participant does not remain continuously employed and in good standing with the Company until the date of payment of such award. In the event an Eligible Officer's employment is terminated because of death, disability or retirement, the Eligible Officer (or his or her beneficiaries or estate) shall receive a pro rata portion of the payment of an Incentive Award for which the Eligible Officer would have otherwise been eligible based upon the portion of the Performance Period during which he or she was so employed so long as the Performance Goals are subsequently achieved.

7.  INALIENABILITY OF BENEFITS

    Incentive Awards may not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except by will or pursuant to the laws of descent and distribution) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or any other manner.

8.  GOVERNING LAW

    The provisions of this Plan shall be interpreted and construed in accordance with laws of the Commonwealth of Kentucky.

9.  AMENDMENTS

    The Committee may amend, alter or terminate this Plan at any time without the prior approval of the Board; provided, however, that the Committee may not, without approval by the Board and the shareholders of the Company:

    (a) increase the amount of securities that may be issued under the Plan (except as provided in Section 3(b));

    (b) materially modify the requirements as to eligibility for participation in the Plan; or

    (c) otherwise materially increase the benefits accruing to participants under the Plan.

10.  CHANGE IN CONTROL

    Upon a Change in Control, in order to maintain an Eligible Officer's rights under the Plan, there shall be an acceleration of any Performance Period relating to any Incentive Award, and payment of any Incentive Award shall be made in cash as soon as practicable after such Change in Control based upon achievement of the Performance Goals applicable to such award up to the date of the Change in Control. Further, the Company's obligation with respect to such Incentive Award shall be assumed, or new obligations substituted therefor, by the acquiring or surviving corporation after such Change in Control. In addition, prior to the date of such Change in Control, the Committee, in its sole judgment may make adjustment to any Incentive Award as may be appropriate to reflect such Change in Control.

11.  EFFECTIVE DATE; TERM OF THE PLAN

    This Plan shall be submitted to the shareholders of the Company for their approval and adoption on January 26, 1995 or such other date fixed for the next meeting of shareholders or any adjournment or postponement thereof. If approved and adopted by the shareholders, the Plan will become effective as of September 14, 1994. Unless terminated sooner by the Committee, to the extent necessary to ensure that Incentive Award payments be deductible under the Code, the Plan shall terminate on, and no Incentive Awards shall be granted after, the first meeting of shareholders occurring in calendar year 2000.

                                   EXHIBIT C

                               ASHLAND OIL, INC.
                           DEFERRED COMPENSATION PLAN

1.  PURPOSE

    The purpose of this Ashland Oil, Inc. Deferred Compensation Plan (the "Plan"), is to provide eligible key employees of the Company with an opportunity to defer compensation to be earned by them from the Company as a means of saving for retirement or other future purposes.

2.  DEFINITIONS

    The following definitions shall be applicable throughout the Plan:

    (a) "Accounting Date" means each December 31, March 31, June 30 and September 30.

    (b) "Beneficiary" means the person(s) designated by the Participant in accordance with Section 11.

    (c) "Board" means the Board of Directors of Ashland Oil, Inc.

    (d) "Change in Control" shall be deemed to occur (1) upon the approval of the shareholders of the Company (or if such approval is not required, upon the approval of the Board) of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (C) adoption of any plan or proposal for the liquidation or dissolution of the Company, (2) when any "person" (as defined in Section 13(a)(9) or 13(d) of the Exchange Act), other than Ashland Oil, Inc. or any subsidiary or employee benefit plan or trust maintained by Ashland Oil, Inc. or any of its subsidiaries, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 20% of the Common Stock outstanding at the time, without the prior approval of the Board, or (3) if at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

    (e) "Committee" means the Personnel and Compensation Committee of the Board.

    (f) "Common Stock" means the common stock, $1.00 per value, of Ashland Oil, Inc.

    (g)  "Common  Stock  Fund"   means  that  investment   option  in  which   a
Participant's Compensation Account may be invested and may earn income based on a hypothetical investment in Common Stock.

    (h) "Company" means Ashland Oil, Inc., its divisions and subsidiaries.

    (i) "Compensation" means any employee compensation determined by the Committee to be properly deferrable under the Plan.

    (j) "Compensation Account" means the account to which the Participant's Deferred Compensation is credited.

    (k)  "Corporate  Human  Resources"  means  the  Corporate  Human   Resources
Department of the Company.

    (l) "Credit Date" means such date as designated by the Committee that Deferred Compensation shall be credited to the Compensation Account.

    (m)  "Deferred  Compensation"   means  the  Compensation   elected  by   the
Participant to be deferred pursuant to the Plan.

    (n) "Election" means a Participant's delivery of a written notice of election to Corporate Human Resources electing to defer payment of all or a portion of his or her Compensation.

    (o) "Employee" means a full-time, regular salaried employee (which term shall be deemed to include officers) of the Company and of its present and future subsidiary corporations as defined in Section 424 of the Internal Revenue Code of 1986, as amended.

    (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (q) "Fair Market Value" means, as of any specified date (or, if a weekend or holiday, the next preceding business day), the closing price of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange issues.

    (r) "Fiscal Year" means that annual period commencing October 1 and ending the following September 30.

    (s) "Participant" means an Employee selected by the Committee to participate in the Plan and who has elected to defer payment of all or a portion of his or her Compensation under the Plan. "Participant" shall also include any Employee who had an account under the Prior Plans which has been transferred to this Plan.

    (t) "Plan" means this Ashland Oil, Inc. Deferred Compensation Plan.

    (u) "Prime Rate of Interest" means the rate of interest quoted by Citibank, N.A. as its prime commercial lending rate on the latest date practicable prior to the date of actual distribution under Section 12.

    (v) "Prior Plans" mean the Ashland Oil, Inc. Deferred Compensation Plan for ERISA Forfeitures and the Ashland Oil, Inc. Deferred Compensation Plan for Key Employees, which are being replaced by this Plan as of the effective date of this Plan identified in Section 16.

    (w) "Section  16(b)  Participant" means  a  Participant who  is  subject  to
Section 16(b) of the Exchange Act.

    (x) "Service Year" means the Fiscal Year or portion thereof during which the services have been rendered for which Compensation is payable.

    (y) "Stock Unit(s)" means the share equivalents credited to the Common Stock Fund of a Participant's Compensation Account pursuant to Section 6.

    (z) "Termination" means retirement from the Company or termination of services as an Employee for any other reason.

3.  SHARES; ADJUSTMENTS IN EVENT OF CHANGES IN CAPITALIZATION

    (a)  SHARES AUTHORIZED FOR ISSUANCE.   There shall be reserved for  issuance
under the Plan 500,000 shares of Common Stock, subject to adjustment pursuant to subsection (c) below.

    (b) UNITS AUTHORIZED FOR CREDIT. The maximum number of Stock Units that may be credited to Participant's Compensation Accounts under the Plan is 1,500,000, subject to adjustment pursuant to subsection (c) below.

    (c) ADJUSTMENTS IN CERTAIN EVENTS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, share dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange or reclassification of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends, the number or kind of shares or Stock Units that may be issued or credited under the Plan shall be automatically adjusted so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes of the Plan.

4.  ELIGIBILITY

    The Committee shall have the authority to select among any Employee those Employees who shall be eligible to participate in the Plan.

5.  ADMINISTRATION

    Full power and authority to construe, interpret and administer the Plan shall be vested in the Committee. This power and authority includes, but is not limited to, selecting compensation eligible for deferral, establishing deferral terms and conditions and adopting modifications, amendments and procedures as may be deemed necessary, appropriate or convenient by the Committee. Decisions of the Committee shall be final, conclusive and binding upon all parties. Day-to-day administration of the Plan shall be the responsibility of Corporate Human Resources.

6.  PARTICIPANT ACCOUNTS

    Upon election to participate in the Plan, there shall be established a Compensation Account for the Participant to which there shall be credited any Deferred Compensation, as of each Credit Date. Each Participant's Compensation Account shall be credited (or debited) on each Accounting Date with income (or loss) based on a hypothetical investment in any one or more of the investment options available under the Plan, as prescribed by the Committee, including (but not limited to) a Common Stock Fund, as elected by the Participant under the terms of Section 8. Gains, losses and other elements of determining value shall be determined substantially on the basis of a hypothetical investment in the various investment options, as determined and applied in the manner deemed appropriate by the Committee.

    If a Participant elects to invest all or any portion of his or her Compensation Account in the Common Stock Fund, that portion of the Participant's Compensation Account shall be credited on each Credit Date with Stock Units equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased with the amount of such Deferred Compensation at the Fair Market Value on the Credit Date. As of any dividend payment date for the Common Stock, the portion of a Participant's Compensation Account invested in the Common Stock Fund as of the dividend record date shall be credited with additional Stock Units. The number of Stock Units credited to the Common Stock Fund will be determined by dividing (i) the product of (a) the dollar value of the dividend declared in respect of a share of Ashland Common Stock multiplied by (b) the number of Stock Units credited to the Participant's Common Stock Fund as of the dividend record date by (ii) the Fair Market Value of a share of Ashland Common Stock on the dividend payment date.

    A Participant who had an existing account under the Prior Plans shall automatically have such account transferred to a Compensation Account under this Plan to be maintained and administered pursuant to the terms and conditions of this Plan.

    Amounts credited to a Compensation Account shall remain a part of the general funds of the Company and nothing contained in this Plan shall be deemed to create a trust or fund of any kind or create any fiduciary relationship. Nothing contained herein shall be deemed to give any Participant any ownership or other proprietary, security or other rights in any funds, stock or assets owned or possessed by the Company, whether or not earmarked for the Company's own purposes as a reserve or fund to be utilized by the Company for the discharge of its obligations hereunder. To the extent that any person acquires a right to receive payments or distributions from the Company under this Plan, such right shall be no greater than the right of any unsecured creditor of the Company.

7.  FINANCIAL HARDSHIP

    Upon the written request of a Participant or a Participant's legal representative and a finding that continued deferral will result in financial hardship to the Participant, the Committee (in its sole discretion) may authorize (a) the payment of all or a part of a Participant's Compensation Account in a single installment prior to his or her ceasing to be a Participant, or (b) the acceleration of payment of any multiple installments thereof. If, in the sole discretion of the Committee, a delay in any distribution pursuant to this Section 7 shall be necessary to avoid liability of the Participant under Section 16(b) of the Exchange Act, any such distribution shall be so postponed.

8.  MANNER OF ELECTION

    (a) GENERAL. Any Employee selected by the Committee to participate in the Plan may elect to do so in any Fiscal Year by delivering to Corporate Human Resources a written notice on a form prescribed by Corporate Human Resources electing to defer payment of all or a portion (in 25% increments or other increments so prescribed by the Committee) of his or her Compensation (an "Election"). The Election must be filed on or before September 30 in order to be effective for amounts earned in the immediately succeeding Fiscal Year. An effective Election may not be revoked or modified (except as otherwise stated herein) with respect to a Service Year for which such Election is effective.

    (b) INVESTMENT ALTERNATIVES -- EXISTING BALANCES. A Participant may elect to change an existing selection as to the investment alternatives in effect with respect to his or her existing Compensation Account (in 25% increments or other increments so prescribed by the Committee) one (1) time during any three-month period by filing with Corporate Human Resources a new Election, at least fifteen
(15) days prior to the commencement of the quarter in which the Participant desires the change to become effective. The change will be deemed effective as of the first business day of the next quarter subsequent to the filing of such Election. Notwithstanding the foregoing, a Section 16(b) Participant may elect to change an existing selection involving the Common Stock Fund during the "window period" beginning on the third business day following the public release of quarterly financial results by the Company and ending on the twelfth day following such release. Such change will be deemed effective as of the last day of the month in which the Election was filed.

    (c) CHANGE OF BENEFICIARY. A Participant may, at any time, elect to change the designation of a Beneficiary.

    (d) PAYMENT PERIOD; FORM OF PAYMENT. A Participant will be allowed to change the Election as to the applicable payment period or form of payment for all amounts previously deferred pursuant to such Election one time, subject to approval by the Committee. Such change must be made no later than eighteen months prior to such Participant's Termination.

9.  MANNER OF PAYMENT UPON TERMINATION

    In accordance with the Participant's Election and subject to Committee approval upon payout, amounts credited to a Participant's Compensation Account will be paid in a lump sum or in the form of annual or quarterly installments, in shares of Common Stock or cash, or a combination of both, to the Participant following his or her Termination or, in the event of his or her death, to a Beneficiary. If a Participant elects to receive payment in installments, the payment period shall not exceed ten years following the date of the Participant's Termination.

    The amount of any cash distribution to be made in installments with respect to the Compensation Account will be determined by multiplying (i) the balance in such Compensation Account on the Accounting Date immediately preceding the cash distribution (minus any amounts in the Common Stock Fund) by (ii) a fraction, the numerator of which is one and the denominator of which is the number of installments in which distributions remain to be made (including the current distribution). The amount of any cash distribution to be made in installments with respect to Stock Units will be determined by (i) multiplying the number of Stock Units attributable to such installment (determined as hereinafter provided) by (ii) the closing price of the Common Stock on each Accounting Date immediately prior to the date on which such installment is to be paid. The number of Stock Units attributable to an installment shall be determined by multiplying (i) the current number of Stock Units in the Common Stock Fund by
(ii) a fraction, the numerator of which is one and the denominator of which is the number of installments in which distributions remain to be made (including the current distribution).

    The amount of any stock distribution to be made in installments with respect to the Compensation Account shall be determined by dividing the amount of cash attributable to such installment (determined as hereinafter provided) by the closing price of the Common Stock on each Accounting Date immediately prior to the date on which such installment is to be paid. The amount of cash attributable to an installment shall be determined by multiplying
(i) the current balance in such Compensation Account on the Accounting Date immediately preceding the stock distribution (minus any amounts in the Common Stock Fund) by (ii) a fraction, the numerator of which is one and the denominator of which is the number of installments in which distributions remain to be made (including the current distribution). The amount of any stock distribution to be made in installments with respect to the amount of a Compensation Account invested in the Common Stock Fund shall be determined by multiplying (i) the current number of Stock Units by (ii) a fraction, the numerator of which is one and the denominator of which is the number of installments in which distributions remain to be made (including the current distribution). Only whole number of shares of Common Stock will be issued, with any fractional shares to be paid in cash.

10.  COMMENCEMENT OF PAYMENTS

    Payments of amounts deferred pursuant to a valid Election shall commence after a Participant's Termination (i) with respect to a lump sum, as soon as reasonably practicable after the first business day of the calendar year selected by a Participant in his or her Election, (ii) with respect to annual installments, as soon as reasonably practicable after the first business day of the first calendar year of deferred payment selected by a Participant in his or her Election, and (iii) with respect to quarterly installments, as soon as reasonably practicable after the first business day of the first calendar quarter of deferred payment selected by a Participant in his or her Election. If a Participant dies prior to the first deferred payment specified in an Election, payments shall commence to the Participant's Beneficiary on the first payment date so specified.

11.  BENEFICIARY DESIGNATION

    A Participant may designate one or more persons to whom payments are to be made if the Participant dies before receiving payment of all amounts due hereunder. A designation of Beneficiary will be effective only after the signed Election is filed with Corporate Human Resources while the Participant is alive and will cancel all designations of Beneficiary signed and filed earlier. If the Participant fails to designate a Beneficiary as provided above, the remaining unpaid amounts shall be paid in one lump sum to the estate of such Participant. If all Beneficiaries of the Participant die before the Participant or before complete payment of all amounts due hereunder, the remaining unpaid amounts shall be paid in one lump sum to the estate of the last to die of such Beneficiaries.

12.  CHANGE IN CONTROL

    Notwithstanding any provision of this Plan to the contrary, in the event of a Change in Control, each Participant in the Plan shall receive an automatic lump sum cash distribution of all amounts accrued in the Participant's Compensation Account (including interest at the Prime Rate of Interest from the date of the Change of Control through the business day immediately preceding the date of distribution) not later than fifteen (15) days after the date of the Change in Control. For this purpose, the balance in the portion of a Participant's Compensation Account invested in the Common Stock Fund shall be determined by multiplying the number of Stock Units by the higher of (a) the highest Fair Market Value on any date within the period commencing 30 days prior to such Change in Control, or (b) if the Change in Control of the Company occurs as a result of a tender or exchange offer or consummation of a corporate transaction, then the highest price paid per share of Common Stock pursuant thereto. Any consideration other than cash forming a part or all of the consideration for Common Stock to be paid pursuant to the applicable transaction shall be valued at the valuation price thereon determined by the Board.

    In addition, the Company shall reimburse a Participant for the legal fees and expenses incurred if the Participant is required to seek to obtain or enforce any right to distribution. In the event that it is determined that such Participant is properly entitled to a cash distribution hereunder, such Participant shall also be entitled to interest thereon payable in an amount equivalent to the Prime Rate of Interest from the date such distribution should have been made to and including the date it is made. Notwithstanding any provision of this Plan to the contrary, this Section 12 may not be amended after a Change in Control occurs without the written consent of a majority in number of Participants.

13.  INALIENABILITY OF BENEFITS

    The interests of the Participants and their Beneficiaries under the Plan may not in any way be voluntarily or involuntarily transferred, alienated or assigned, nor subject to attachment, execution, garnishment or other such equitable or legal process. A Participant or Beneficiary cannot waive the provisions of this Section 13.

14.  GOVERNING LAW

    The provisions of this plan shall be interpreted and construed in accordance with the laws of the Commonwealth of Kentucky, except to the extent preempted by Federal law.

15.  AMENDMENTS

    The Committee may amend, alter or terminate this Plan at any time without the prior approval of the Board; provided, however, that the Committee may not, without approval by the Board and the shareholders:

        (a) increase the number of securities that may be issued under the Plan (except as provided in Section 3(c));

        (b)   materially  modify   the  requirements   as  to   eligibility  for
    participation in the Plan; or

        (c) otherwise materially increase the benefits accruing to Participants under the Plan.

16.  EFFECTIVE DATE

    The Plan shall be submitted to the shareholders of the Company for their approval and adoption on January 26, 1995, or such other date fixed for the next meeting of shareholders or any adjournment or postponement thereof. If approved and adopted by the shareholders, the Plan will become effective as of October 1, 1994.

[LOGO]  ASHLAND OIL, INC.

THE SOLICITATION OF THESE CONFIDENTIAL VOTING INSTRUCTIONS IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, as a participant in the Employee Thrift Plan, the Leveraged Employee Stock Ownership Plan or the SuperAmerica Hourly Associates Savings Plan, or any combination, hereby instructs Society National Bank, Trustee, to appoint JOHN R. HALL and PAUL W. CHELLGREN, and each of them, with full power of substitution, the attorney and proxy of the said Trustee to represent the interests of the undersigned in Ashland Common Stock held under the terms of said Plan(s), at the Annual Meeting of Shareholders of ASHLAND OIL, INC. to be held at the Ashland Petroleum Executive Office Building, Ashland Drive, Russell, Kentucky, 10:30 a.m. on January 26, 1995, or any adjournment thereof, and to vote, with all powers the Trustee would possess if present, (a) all shares of Ashland Common Stock ("Common Stock") credited to the undersigned's account(s) under said Plan(s) as of the record date for the Annual Meeting ("Allocated Shares") and (b) the proportionate number of Non-Directed and Unallocated Shares of Common Stock as to which the undersigned is entitled to direct the voting in accordance with the provisions of the Plan(s), upon the following matters and upon any other business that may properly come before the meeting or any adjournment thereof.

By completing, signing and returning this voting instruction card you will be acting as a named fiduciary under the Employee Retirement Income Security Act of 1974, as amended, for the Plans in which you participate and will be voting all Allocated Shares as well as all Non-Directed and Unallocated Shares of Common Stock the same way. Any participant wishing to vote the Non-Directed and Unallocated Shares differently from the Allocated Shares or not wishing to vote the Non-Directed and Unallocated Shares at all may do so by requesting a separate voting instruction card from Society National Bank at P.O. Box 94717, Cleveland, Ohio 44101, (800) 982-3811 Ext. 3685 Maria Martin.

Non-Directed Shares are those shares of Common Stock, allocated to a participant account, but for which a voting instruction card is not timely received by the Trustee. Unallocated Shares are those shares of Common Stock which remain unallocated under the Plan(s).

Election of 6 Directors to Class III of the Board of Directors of Ashland:

Nominees: Jack S. Blanton, Samuel C. Butler, Edmund B. Fitzgerald, John R. Hall,
          Mannie L. Jackson, James W. Vandeveer.

      / / To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this proxy.

                  (continued and to be signed on reverse side.)

                        (NO ADDITIONAL VOTE IS NECESSARY)

                                SEE REVERSE SIDE

/X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 6

                                                    FOR                 WITHHELD
1.   Election of Six Directors (SEE REVERSE)        / /                    / /
       (Except Nominee(s) written below)

     --------------------------------------         FOR     AGAINST     ABSTAIN
2.   Ratification of Ernst & Young as auditors      / /       / /         / /
     for 1995 fiscal year.

                                                    FOR     AGAINST     ABSTAIN
3.   Amendment to the Second Restated Articles      / /       / /         / /
     of Incorporation to change Ashland's name to Ashland Inc.

                                                    FOR     AGAINST     ABSTAIN
4.   Approval of the 1995 Performance Unit Plan.    / /       / /         / /

                                                    FOR     AGAINST     ABSTAIN
5.   Approval of the Incentive Compensation Plan    / /       / /         / /
     for Key Executives.

                                                    FOR     AGAINST     ABSTAIN
6.   Approval of the Deferred Compensation Plan.    / /       / /         / /

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE AGAINST SHAREHOLDER PROPOSAL 7:
- ------------------------------------

                                                    FOR     AGAINST     ABSTAIN
7.   To request the Board to require that at
     future elections of directors all directors    / /       / /         / /
     be elected annually.


SIGNATURE                                                 DATE
          -----------------------------------------------     ----------------
INSTRUCTIONS:  Please date and sign these voting instructions exactly as name appears hereon. The shares represented by these voting instructions will be voted as specified by the participant. If no voting instructions are received by the Trustee, the Trustee will vote shares in accordance with the above instructions. These instructions, when properly executed, are voted in the manner directed herein by the undersigned. If no direction is made, these instructions will be voted FOR the election of Directors and FOR Proposals 2 thru 6 and AGAINST Proposal 7.

PROXY             [Logo]             ASHLAND OIL, INC.                    PROXY

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOHN R. HALL and PAUL W. CHELLGREN, and each of them, with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of ASHLAND OIL, INC. to be held at the Ashland Petroleum Executive Office Building, Ashland Drive, Russell, Kentucky, 10:30 a.m. on January 26, 1995, or any adjournment thereof, and to vote the stock of the undersigned with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any adjournment thereof.

Election of 6 directors to Class III of the Board of Directors of Ashland:

NOMINEES: Jack S. Blanton, Samuel C. Butler, Edmund B. Fitzgerald, John R.
          Hall, Mannie L. Jackson, James W. Vandeveer.

                                         SEE REVERSE SIDE.

              / /   To vote for all items AS RECOMMENDED BY THE BOARD OF
                  DIRECTORS, mark this box, sign, date and return this proxy.
                             (NO ADDITIONAL VOTE IS NECESSARY.)

                        PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                             PROMPTLY, USING THE ENCLOSED ENVELOPE.
                          (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:
                                         ----
                                                                            ALL
                                                       FOR    WITHHOLD   EXCEPT

1.   Election of Six Directors--(see reverse)          / /      / /       / /
     ----------------------------------------
     (Except Nominee(s) written above)

                                                       FOR    AGAINST  ABSTAIN
2.   Ratification of Ernst & Young as independent
     auditors for the 1995 fiscal year.                / /      / /       / /



                                                       FOR    AGAINST  ABSTAIN
3.   Amendment to the Second Restated Articles of
     Incorporation to change Ashland's name to
     Ashland Inc.                                      / /      / /       / /


                                                        FOR    AGAINST  ABSTAIN

4.   Approval of the 1995 Performance Unit Plan.        / /      / /       / /


                                                        FOR    AGAINST  ABSTAIN

5.   Approval of the Incentive Compensation Plan        / /      / /       / /
     for Key Executives.

                                                        FOR    AGAINST  ABSTAIN

6.   Approval of the Deferred Compensation Plan.        / /      / /       / /


THE BOARD OF DIRECTORS RECOMMENDS A                     FOR    AGAINST  ABSTAIN
VOTE AGAINST SHAREHOLDER PROPOSAL 7:
     -------------------------------

7.   To request the Board of Directors to take steps     / /      / /       / /
     necessary to require that at future elections of directors all directors be elected annually.

Shares represented by this proxy will be voted as directed by the stockholder. If no such choice is specified, the proxy will be voted FOR proposals 1-6 and AGAINST proposal 7.

                                                   Dated:
                                                          ----------------
Signature(s)
            -------------------------------------------------------------------



- -------------------------------------------------------------------------------
Please date and sign exactly as your name or names appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title.

                                          December 5, 1994

TO PARTICIPANTS IN THE FOLLOWING
EMPLOYEE BENEFIT PLANS:

    Ashland Oil, Inc. Employee Thrift Plan
    Ashland Oil, Inc. Leveraged Employee Stock Ownership Plan
    Ashland Oil, Inc. SuperAmerica Hourly Associates Savings Plan

Dear Plan Participant:

Please find enclosed:

    (1) Notice of Meeting and Proxy Statement relating to Ashland Oil, Inc.'s annual shareholders' meeting to be held on January 26, 1995. The proxy statement describes the items of business to be voted upon by Ashland's shareholders at the annual meeting. The proxy statement also gives the recommendations of the board of directors on how to vote these items.

    (2) Confidential Voting Instructions Card. Please use this card to instruct the Trustee how to vote the shares credited to your account(s) under the Plan(s), and the proportionate number of the shares for which voting instructions are not received under the Plans or which are not yet allocated to LESOP members' accounts.

    (3) 1994 Ashland Oil, Inc. Annual Report.

To vote the shares described above as you desire, please mark the card in accordance with its instructions, date and sign it, and return it in the accompanying prepaid envelope.

                                          Very truly yours,
                                          Thomas L. Feazell

Enclosures